SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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YZAPP INTERNATIONAL INC.

 (Name of Registrant as Specified in Its Charter)

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SCHEDULE 14C INFORMATION STATEMENT

(Pursuant to Regulation 14C of the Securities Exchange Act

of 1934 as amended)

YZAPP INTERNATIONAL INC.

7/F Jinhua Mansion

41 Hanguang Street

Nangang District, Harbin, 150080

People’s Republic of China

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about January 12, 2009, to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) and Series A Voting Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”) of YzApp International Inc., a Nevada corporation (the “Company”), as of the close of business on December 31, 2008 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This Information Statement relates to a written consent in lieu of a meeting, dated December 31, 2008, (the “Written Consent”) of stockholders of the Company owning at least a majority of the outstanding shares of Common Stock and Series A Preferred Stock of the Company, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date (the “Majority Stockholders”).  Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to YzApp International Inc.

The Written Consent authorized an amendment and restatement of our Articles of Incorporation (the “Restated Articles”), which integrates into a single instrument our current Articles of Incorporation and amends our current Articles of Incorporation to, among other things:

1.

change our name to “Shuaiyi International New Resources Development Inc.”;

2.

increase our total authorized stock from 50,000,000 to 190,000,000 shares of Common Stock;

3.

effect and implement a 1-for-114.59 reverse split of the outstanding shares of our Common Stock (the “Reverse Split”); and

4.

include certain provisions regarding our election not to be governed by certain provisions of the Nevada Revised Statutes restricting certain business combinations with interested stockholders and control share acquisitions.

A copy of the Restated Articles is attached to this Information Statement as Appendix A.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, and is sufficient under Chapter 78 of the Nevada Revised Statutes and our Bylaws to approve the Restated Articles. Accordingly, the Restated Articles is not presently being submitted to our other stockholders for a vote.  The action by Written Consent will become effective when the Company files the Restated Articles with the Nevada Secretary of State (the “Effective Date ”).

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.  THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ Lianyun Han

Lianyun Han

Chief Executive Officer

GENERAL INFORMATION

This Information Statement is being first mailed on or about January 12, 2008, to stockholders of the Company by the Board of Directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholders.

Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders.  We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the Nevada Revised Statutes and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Restated Articles requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis.  Each Stockholder is entitled to one vote per share of Common Stock and 2,000 votes per share of Series A Preferred Stock held of record on any matter which may properly come before the stockholders.

On the Record Date, the Company had 11,746,041 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share and 727,520 shares of Series A Preferred Stock with the holders thereof being entitled to cast 2,000 votes per share.

On December 31, 2008, our Board of Directors unanimously adopted resolutions approving the Restated Articles and recommended that our stockholders approve the Restated Articles as set forth in Appendix A.  In connection with the adoption of these resolutions, our Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.

Our Board of Directors has determined that the change of our name to “Shuaiyi International New Resources Development Inc.” is in the best interest of our stockholders and will more accurately reflect, and allow us to engage in, our business operations as described in our Current Report on Form 8-K filed on December 31, 2008.

The increase in our total authorized Common Stock has been effected for the primary purpose of facilitating a share exchange transaction (the “Share Exchange Transaction”) and equity financing transactions (the “Financing Transactions”), which are described in the section entitled “Amendment and Restatement of Our Articles of Incorporation” below.  In addition to facilitating these transactions, the increase in our total authorized stock will also provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

The Reverse Split will reduce the number of issued and outstanding shares of our Common Stock and effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance.  The Reverse Split has also been implemented to facilitate the Share Exchange Transaction and Financing Transactions.

Our Board of Directors has decided to amend our Articles of Incorporation to forego the provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, regulating business combinations with interested stockholders, and Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, restricting control share acquisitions.  Our Board of Directors has determined that remaining subject to these statutes would place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders and third party financings, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes.

CONSENTING STOCKHOLDERS

On December 31, 2008, New Zealand WAYNE’s Investment Holdings Co., Ltd. (the “Shareholder”), being the record holder of 512,861 shares of our Series A Preferred Stock, constituting 69.9% of the issued and outstanding shares of our Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, consented in writing to the Restated Articles.

Accordingly, we have obtained all necessary corporate approvals in connection with the Restated Articles.  We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement.  All necessary corporate approvals have been obtained.  This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the actions taken by the Majority Stockholders were by written consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

We will, when permissible following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act and the provisions of the Nevada Revised Statutes, file the Restated Articles with the Nevada Secretary of State’s Office.  The Restated Articles will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

Our authorized capital currently consists of 50,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock.  Each share of Common Stock entitles its record holder to one (1) vote per share.  Holders of our Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

In accordance with our Articles of Incorporation, our Board of Directors unanimously approved the filing of a Certificate of Designation designating and authorizing the issuance of up to 800,000 shares of our Series A Preferred Stock.  The Certificate of Designation was filed on December 22, 2008.  The holders of Series A Preferred Stock are entitled to vote on all matters together with all other classes of stock on an as-converted to Common Stock basis.  Holders of Series A Preferred Stock have protective class voting veto rights on matters, such as business combination transactions, payment of dividends, the issuance of other classes of stock with senior rights, changes to our charter documents and stock redemptions.  Shares of Series A Preferred Stock have a senior liquidation payment preference in the event of a liquidation or sale of the Company.

Shares of Series A Preferred Stock will be, upon the occurrence of certain events, convertible into shares of common stock on the basis of one share of Series A Preferred Stock for 2,000 shares of common stock, which will be adjusted to a conversion ratio of one share of Series A Preferred Stock for 17.45 shares of common stock upon the effectiveness of the Reverse Split.  All shares of Series A Preferred Stock will be automatically converted into common stock upon the effectiveness of the Reverse Split.

At the close of business on the Record Date, we had 11,746,041 shares of Common Stock and 727,520 shares of Series A Preferred Stock issued and outstanding.

AMENDMENT AND RESTATEMENT OF OUR ARTICLES OF INCORPORATION

On December 31, 2008, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an amendment and restatement of our Articles of Incorporation, which integrates into a single instrument our current Articles of Incorporation and amends our current Articles of Incorporation to, among other things, (i) change our name to “Shuaiyi International New Resources Development Inc.” to more accurately reflect our business operations, (ii) increase our total authorized stock from 50,000,000 to 190,000,000 shares of Common Stock, (iii) effect a 1-for-114.59 Reverse Split of our issued and outstanding Common Stock, and (iv) include certain provisions regarding our election not to be governed by certain provisions of the Nevada Revised Statutes restricting certain business combinations with interested stockholders and control share acquisitions.  The Majority Stockholders approved the Restated Articles pursuant to a Written Consent dated as of December 31, 2008.  The proposed Restated Articles is attached hereto as Appendix A.

The Restated Articles have been adopted to facilitate and effectuate the Share Exchange Transaction and the Financing Transactions which are generally described in the following paragraphs.

In the Share Exchange Transaction, we issued to the Shareholder, then the sole shareholder of New Zealand WAYNE’s New Resources Development Co., Ltd., a British Virgin Islands company (“New Resources”), 689,390 shares of our Series A Preferred Stock, constituting approximately 94% of our issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the Share Exchange Transaction and the Financing Transactions described below, in exchange for all of the issued and outstanding capital stock of New Resources.  New Resources thereby became our wholly owned subsidiary and the Shareholder became our controlling stockholder.  Immediately following closing of the reverse acquisition of New Resources, the Shareholder transferred 176,529 of the 689,390 shares issued to it under the Share Exchange Transaction to certain individuals who provided services to New Resources’ subsidiaries, pursuant to a securities allocation agreement that the Shareholder entered into with such service providers on December 23, 2008.  Additional information regarding the Share Exchange Transaction is contained in our Current Report on Form 8-K filed with the SEC on December 31, 2008.

The Financing Transactions were consummated in conjunction with the Share Exchange Transaction.  In the Financing Transactions, we issued and sold to (i) Allied China Investments, LLC (“ACI”) 17,962 shares of our Series A Preferred Stock for $52,530.50, or $2.92 per share and (ii) Tan Zhen Investment Limited (“Tan Zhen”) 20,168 shares of our Series A Preferred Stock for $375,000, or $18.59 per share, pursuant to separate subscription agreements that we entered into with ACI and Tan Zhen on December 23, 2008.  Additional information regarding the Financing Transactions is contained in our Current Report on Form 8-K filed with the SEC on December 31, 2008.

1.

Name Change

Our current Articles of Incorporation states that the name of the Company is “YzApp International Inc.”

Our Board of Directors unanimously approved, subject to stockholder approval, the Restated Articles to change our name from “YzApp International Inc.” to “Shuaiyi International New Resources Development Inc.”

Stockholder approval for the Restated Articles changing our name was obtained by Written Consent of stockholders holding at least a majority of our issued and outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date.  The Restated Articles effecting the name change will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

Purposes for Name Change

Following the change of control of our Company and reverse acquisition of New Resources effected by the Share Exchange Transaction, our Board of Directors has determined that the change of our name to “Shuaiyi International New Resources Development Inc.” is in the best interest of  our stockholders and will more accurately reflect, and allow us to engage in, our new business operations as described in our Current Report on Form 8-K filed on December 31, 2008.

2.

Increase of Authorized Common Stock of the Company

The increase in our authorized Common Stock effected by the Restated Articles is designed primarily to accommodate the conversion of our Series A Preferred Stock into Common Stock upon completion of the Share Exchange Transaction and Financing Transactions.  Absent such an increase in the Company’s authorized Common Stock, there would not be an adequate number of shares of Common Stock into which the shares of Preferred Stock could be converted.

As a result of this situation, our Board of Directors approved the Restated Articles providing for an increase in our total authorized Common Stock from 50,000,000 to 190,000,000 shares.  Likewise, the holders of a majority of our issued and outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date took action by Written Consent to approve the Restated Articles and increase in our total authorized Common Stock.

The terms of the newly authorized shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock.  The authorization of additional shares of Common Stock will not alter the current number of issued shares.  However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of any newly authorized shares of Common Stock, upon conversion of the Series A Preferred Stock or otherwise, will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock.  Depending upon the circumstances under which newly authorized shares of Common Stock are issued, stockholders may experience a reduction in stockholders’ equity per share and voting power.  The relative rights and limitations of the shares of Common Stock will remain unchanged under the Restated Articles.

Purpose for Increase and Effects of Increase on Authorized Common Stock

The increase in our total authorized Common Stock has been effected for the primary purpose of facilitating the Share Exchange Transaction and the Financing Transactions.  In addition to facilitating these transactions, the increase in our total authorized stock will also provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

The increase in the number of authorized but unissued shares of Common Stock will enable us, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs, and other corporate purposes.  Having a substantial number of authorized but unissued shares of Common Stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in our capitalization.  It is not the present intention of our Board of Directors to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the Restated Articles unless otherwise required by law or regulation.

While our Board of Directors may entertain and seek future financing and acquisition opportunities, there are no definitive financing transactions or business or asset acquisitions contemplated at this time, and the amendment to our Articles of Incorporation was not proposed with the intent that additional shares be utilized in any specific financing transaction or business or asset acquisition, other than in connection with the Share Exchange Transaction and Financing Transactions.

The increase in the authorized number of shares of Common Stock could have other effects on our stockholders, depending upon the nature and circumstances of any future issuances of authorized but unissued shares. The increase in authorized Common Stock may make it more difficult for, or prevent or deter a third party from, acquiring control of the Company or changing our Board of Directors and management.  See “Potential Anti-Takeover Effects of Restated Articles” below for a more detailed discussion of the potential anti-takeover effects of the increase in our authorized Common Stock.

3.

Adoption of 1-for-114.59 Reverse Stock Split

Our Board of Directors unanimously approved, subject to Stockholder approval, the 1-for-114.59 Reverse Split of our issued and outstanding Common Stock, which will be effectuated in conjunction with the adoption of the Restated Articles.  The Majority Stockholders also approved this action in the Written Consent.

The Reverse Split will reduce the number of issued and outstanding shares of our Common Stock and number of shares of Common Stock issuable upon conversion of our Series A Preferred Stock.  The Reverse Split effectively increases the number of authorized and unissued shares of our Common Stock available for future issuance.  The Reverse Split will become effective on the Effective Date which occurs when the Restated Articles are filed with the Secretary of State of the State of Nevada following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act.  We currently have no plans, agreements, proposals, arrangements, or understandings for the issuance of additional shares of Common Stock for any purpose, including future acquisitions or financing transactions, other than in connection with the Share Exchange Transaction and Financing Transactions.  We may consider issuing additional shares in the future, but at this time we have no definite plans in this regard.

On the Effective Date, 114.59 shares of Common Stock will automatically be combined and changed into one share of Common Stock.  The table below sets forth, as of the Record Date and as of the Effective Date, the following information both before and after the proposed Reverse Split and assumes the conversion of all shares of Series A Preferred Stock into shares of Common Stock at the applicable conversion ratios:

•

the number of issued and outstanding shares of Common Stock and the number of shares of Common Stock into which the Series A Preferred Stock can be converted;

•

the number of shares of Common Stock reserved for issuance upon conversion of the Series A Preferred Stock, or otherwise; and

•

the number of authorized but unissued and unreserved shares of Common Stock.

CAPITALIZATION STRUCTURE OF THE COMPANY AT VARIOUS TIMES (1)

	Capital Structure prior to conversion of issued and outstanding Series A Preferred Stock on Pre-Reverse Split Basis (As of Record Date)	Capital Structure assuming conversion of issued and outstanding Series A Preferred Stock on Pre-Reverse Split Basis (As of Record Date)	Capital Structure after conversion of Series A Preferred Stock and Reverse Split (On Effective Date)
Issued and outstanding Common Stock	11,746,041	1,466,786,041	12,800,297
Issued and outstanding Series A Preferred Stock	727,520	-0-	-0-
Common Stock reserved for issuance upon conversion of Series A Preferred Stock	1,455,040,000	-0-	-0-
Authorized but unissued and unreserved Common Stock(2)	-0-	-0-	177,199,703

Notes to Table:

(1)

Although certain numbers of shares of Common Stock may appear to exceed our current authorized Common Stock, this table assumes that all shares of Series A Preferred Stock issued and outstanding are convertible and have been converted into Common Stock and that there is sufficient authorized Common Stock into which the Series A Preferred Stock can convert at all times.

(2)

Assumes authorized Common Stock as provided for in Restated Articles.

Purposes for Reverse Split and Effects on Common Stock

As shown in the table above, the Reverse Split will reduce the number of issued and outstanding shares of our Common Stock and effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance.  The Reverse Split has also been implemented to facilitate the Share Exchange Transaction and Financing Transactions.

Unless the number of outstanding shares of Common Stock is reduced by the Reverse Split, the number of shares outstanding after the Share Exchange Transaction and Financing Transactions and/or upon the issuance of additional shares to investors will be so great that the per share value of our stock will be very small.  A low stock price can have the effect of reducing the liquidity of a corporation’s stock and our Board of Directors believes that it will not be in our best interests to have a very low per share stock price.  Our Board of Directors hopes that the Reverse Split will result in a higher per share market price of our Common Stock.  In addition, the brokerage commissions on the purchase or sale of stock with a relatively low per share price generally tend to represent a higher percentage of the sales price than the commission charges on a stock with a relatively high per share price.  Our Board of Directors believes these issues are best addressed by increasing the value per share of our Common Stock, which we believe will occur as a result of the Reverse Split.

On the Effective Date, 114.59 shares of Common Stock will automatically be combined and changed into one share of Common Stock.  No additional action on our part or any stockholder will be required in order to effect the Reverse Split.  Certificates that represent pre-Reverse Split shares will automatically, and without any action on the part of any person, represent approximately 0.87% of such pre-Reverse Split shares following the Effective Date.

No fractional shares of post-Reverse Split Common Stock will be issued to any stockholder.  Accordingly, stockholders of record who would otherwise be entitled to receive fractional shares of post-Reverse Split Common Stock, will, upon surrender of their certificates representing shares of pre-Reverse Split Common Stock, receive, if they hold a fractional share equal to one-half or more, a full share of our Common Stock, and if they hold a fractional share equal to less than one-half of a share of our Common Stock, then that fractional share will be cancelled.

We will obtain a new CUSIP number for our Common Stock at the time of the Reverse Split.  Following the effectiveness of the Reverse Split, every 114.59 shares of Common Stock presently outstanding, without any action on the part of the stockholder, will represent one share of Common Stock.  Subject to the provisions for elimination of fractional shares, as described above, consummation of the Reverse Split will not result in a change in the relative equity position or voting power of the holders of Common Stock.

There are no arrears in dividends or defaults in principal or interest in respect to the securities which are to be exchanged.

The Reverse Split could also have an anti-takeover effect, as the increase in authorized and unissued shares of our Common Stock resulting from the Reverse Split may make it more difficult for, or prevent or deter a third party from, acquiring control of the Company or changing our Board of Directors and management.  See “Potential Anti-Takeover Effects of Restated Articles” below for a more detailed discussion of the potential anti-takeover effects of the Reverse Split.

Federal Income Tax Consequences of the Reverse Split

The combination of 114.59 shares of pre-Reverse Split Common Stock into one share of post-Reverse Split Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-Reverse Split Common Stock will be transferred to the post-Reverse Split Common Stock.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all stockholders.  Stockholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

4.

No Restrictions on Business Combinations with Interested Stockholders or Control Share Acquisitions

The Restated Articles unanimously approved by our Board of Directors and the Majority Stockholders also amend our current Articles of Incorporation to state that the Company elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, regulating business combinations with interested stockholders, and Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, restricting certain acquisitions of a controlling interest in a corporation, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

The “business combination” provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes (referred to herein as the “Business Combinations Statute”) generally prohibits a Nevada corporation with at least 200 stockholders from engaging in various “combination” transactions with any interested stockholder:

•

for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or

•

after the expiration of the three-year period, unless:

•

the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or

•

if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A “combination” is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an “interested stockholder” having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation.  In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation’s voting stock.

Although we do not believe that we are currently subject to the Business Combinations Statute since we only have approximately 68 stockholders of record as of the date of this Information Statement, there can be no assurance that in the future this statute will not apply to us.  Should we become subject to the Business Combinations Statute, it could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our Company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.  As such, the application of the Business Combinations Statute may limit the ability of our stockholders to approve a transaction that they may deem to be in their interests.  Our Board of Directors has determined that, should we become subject to the Business Combinations Statute, it would place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders, and has therefore decided to amend our Articles of Incorporation to specifically forego the provisions of the Business Combinations Statue.

Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes (referred to herein as the “Control Share Statue”) apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada.

The Control Share Statute prohibits an acquiror, under certain circumstances, from voting its shares of a target corporation’s stock after crossing certain ownership threshold percentages, unless the acquiror obtains approval of the target corporation’s disinterested stockholders.  The Control Share Statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power.  Once an acquiror crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right.  The Control Share Statute also provides that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters’ rights.

As of the date of this Information Statement, we only have approximately 68 stockholders of record, so we are therefore not subject to the Control Share Statute, although there can be no assurance that in the future this statute will not apply to us.  Our Board of Directors has determined that, should we become subject to the Control Share Statute, it would place unnecessary burdens on the Company in connection with the completion of third party financings, and has thus decided to amend our Articles of Incorporation to specifically forego the provisions of the Control Share Statue.

Potential Anti-takeover Effects of Restated Articles

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device.  The increase in our authorized Common Stock and Reverse Split could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.  Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  However, the increase of our authorized Common Stock and the Reverse Split have been effected for the primary purpose of facilitating the Share Exchange Transaction and the Financing Transactions, as well as to provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the increase in our authorized Common Stock and the Reverse Split proposals are not being undertaken in response to any effort of which our Board of Directors is aware to accumulate shares of our Common Stock or obtain control of the Company.

In addition, please see “No Restrictions on Business Combinations with Interested Stockholders or Control Share Acquisitions” above for certain anti-takeover effects of our election not to be governed by the Business Combinations Statute and the Control Share Statute.

Other than these proposals, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we currently have no plans or proposals to adopt other provisions or enter into other arrangements that many have anti-takeover ramifications.

Other provisions of our Articles of Incorporation and Bylaws may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing our Board of Directors and management. Our Articles of Incorporation provide that our Board of Directors may issue, without further stockholder approval, up to 1,000,000 shares of Preferred Stock, par value $0.001 per share, in one or more classes or series within a class.  Any Preferred Stock issued in the future may rank senior to our Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both.  In addition, any such shares of Preferred Stock may have class or series voting rights.  The issuance of Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock.  According to our Bylaws and Articles of Incorporation, neither the holders of our Common Stock nor the holders of our Preferred Stock have cumulative voting rights in the election of our directors.  The combination of the present ownership by a few stockholders of a significant portion of our issued and outstanding Common Stock and lack of cumulative voting makes it more difficult for other stockholders to replace our Board of Directors or for a third party to obtain control of our Company by replacing our Board of Directors.

DISSENTER’S RIGHTS

Under Nevada law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to our proposed amendment and restatement of our Restated Articles of Incorporation and the adoption of the Restated Articles.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our equity securities immediately before and after the closing of the transactions contemplated by the Share Exchange Transaction, which occurred on December 23, 2008, by:

•

each security holder known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding securities prior to and immediately after the closing of the Share Exchange Transaction;

•

each director prior to and immediately after the closing of the Share Exchange Transaction;

•

each of the named executive officers of the Company listed in the table under the caption “Executive Compensation” prior to and immediately after the closing of the Share Exchange Transaction;

•

all current directors and executive officers as a group prior to and immediately after the closing of the Share Exchange Transaction; and

•

all directors and executive officers as a group prior to and immediately after the closing of the Share Exchange Transaction.

Unless otherwise specified, the address of each of the persons set forth below is in care of YzApp International Inc., 7/F Jinhua Mansion, 41 Hanguang Street, Nangang District, Harbin, 150080, People’s Republic of China.

Name and Address of Beneficial Owner	Before Closing of Share Exchange Transaction				After Closing of Share Exchange Transaction

	Number and Title of Shares Beneficially Owned(1)	% Common Stock(2)	% Series A Preferred Stock(3)	% Total Capital Stock(4)	Number and Title of Shares Beneficially Owned(1)	% Common Stock(2)	% Series A Preferred Stock(3)	% Total Capital Stock(4)
Officers and Directors
Eugene M. Weiss 4 East 89th Street New York, NY 10128	18,022 (Common Stock)	*	*	*	18,022 (Common Stock)	*	*	*
Lianyun Han	0	*	*	*	0	*	*	*
Xianfeng Han	0	*	*	*	0	*	*	*
All officers and directors as a group	18,022 (Common Stock)	*	*	*	18,022 (Common Stock)	*	*	*
5% Security Holders
Allied China Investments, LLC 570 Lexington Avenue New York, New York 10022	5,878,894 (Common Stock)	50.1%	*	50.1%	5,878,894 (Common Stock) and 17,962 (Preferred Stock)	50.1%	2.5%	2.8%
William J. McCluskey(5) 570 Lexington Avenue New York, New York 10022	5,878,894 (Common Stock)	50.1%	*	50.1%	5,878,894 (Common Stock) and 17,962 (Preferred Stock)	50.1%	2.5%	2.8%
New Zealand WAYNE’s Investment Holdings Co., Ltd. 4/F, Yushan Plaza No.51 Yushan Road Harbin, China 150090	0	*	*	*	512,861	*	70.5%	69.9%
Jinbo Cao(6) 4/F, Yushan Plaza No.51 Yushan Road Harbin, China 150090	0	*	*	*	512,861	*	70.5%	69.9%

* Less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of the Company’s stock.  For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

(2)

Based on 11,746,041 shares of common stock issued and outstanding as of December 22, 2008 and as of the Record Date.

(3)

No shares of Series A Preferred Stock were issued and outstanding as of December 22, 2008 and 727,520 shares of Series A Preferred Stock were issued and outstanding as of the Record Date.  Shares of Series A Preferred Stock will be, upon the occurrence of certain events, convertible into shares of Common Stock on the basis of one share of Series A Preferred Stock for 2,000 shares of Common Stock, which will be adjusted to a conversion ratio of one share of Series A Preferred Stock for 17.45 shares of Common Stock upon the effectiveness of a planned 1-for-114.59 reverse split of our outstanding Common Stock.  All shares of Series A Preferred Stock will be automatically converted into Common Stock upon the effectiveness of such reverse stock split.  Holders of Series A Preferred Stock vote with the holders of Common Stock on all matters on an as-converted to Common Stock basis.

(4)

Percentage of Total Capital Stock represents total ownership with respect to all shares of our Common Stock and Series A Preferred Stock, as a single class and on an as-converted to Common Stock basis.

(5)

Includes 5,878,894 shares of Common Stock and 17,962 shares of Series A Preferred Stock held by Allied China Investments, LLC.  Mr. McCluskey is the managing member of Allied China Investments, LLC and has sole voting and dispositive power over the shares held by Allied China Investments, LLC.

(6)

Includes 512,861 shares of Series A Preferred Stock held by New Zealand WAYNE’s Investment Holdings Co., Ltd.  Jinbo Cao is the sole shareholder of New Zealand WAYNE’s Investment Holdings Co., Ltd. and Mr. Cao disclaims his beneficial ownership in these shares.

CHANGES TO OUR BUSINESS AND CHANGE OF CONTROL

We were originally incorporated in the State of Nevada on December 22, 2002.  On October 15, 2003, we acquired all the outstanding common stock of YzApp Solutions Inc., a company under common control.  We sold our ownership in YzApp Solutions Inc. on December 3, 2008.  Following incorporation, we engaged in the business of developing software which allowed us to act as an application service provider acting as a conduit between retailers and financial institutions.  The business was not successful.  Although we did not abandon our business as an application service provider, we were focused on the identification of suitable businesses with which to enter into a business opportunity or business combination until December 23, 2008, when we completed The Share Exchange Transaction.

On December 23, 2008, we completed a reverse acquisition of New Resources through the Share Exchange Transaction with New Resources’ former Shareholder.  We acquired all of the issued and outstanding capital stock of New Resources, in exchange for which we issued to the Shareholder 689,390 shares of our Series A Preferred Stock, constituting approximately 94% of our issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the Share Exchange Transaction and the Financing Transactions.  Upon the consummation of the Share Exchange Transaction, the Shareholder became our controlling stockholder and New Resources became our wholly-owned direct subsidiary.  We have therefore assumed the business operations and strategy of New Resources and its Chinese subsidiaries.

Upon the closing of the reverse acquisition, Eugene M. Weiss, our sole director and officer, submitted a resignation letter pursuant to which he resigned from all offices that he held effective immediately and from his position as our director that will become effective on the tenth day following the mailing by us of an information statement to our stockholders that complies with the requirements of Section 14f-1 of the Exchange Act, which will be mailed out on or about January 2, 2009.  Lianyun Han was appointed to our Board of Directors effective as of the closing of the Share Exchange Transaction.  In addition, our Board of Directors on December 23, 2008 increased the size of our Board of Directors to five (5) and appointed Nana Jiang, Chunming Zhang, John Jing Zhang and Xi Zhu to fill the vacancies created by such increase, which appoints will become effective upon the effectiveness of the resignation of Mr. Weiss.  In addition, our executive officers were replaced by the New Resources executive officers upon the closing of the Share Exchange Transaction.

As a result of the reverse acquisition of New Resources, we entered into a new business.  We now specialize in developing, processing, marketing and distributing a variety of agricultural and nutraceutical products consisting of dry Chinese Caterpillar Fungus,  organic and specialty food products and silage fodder.  In addition, we plan to produce and market other products developed from Cordyceps Militaris within the coming months and years, including Cordycepin and Corn Series Beverage.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Special Note Regarding Forward Looking Statements

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance.  These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements.  These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Overview

We are a holding company that operates through our indirectly owned subsidiary Heilongjiang Shuaiyi New Energy Development Co., Ltd. (“Heilongjiang Shuaiyi”), a leading dry Chinese Caterpillar Fungus grower and producer in China.  We specialize in developing, processing, marketing and distributing a variety of agricultural and nutraceutical products consisting of dry Chinese Caterpillar Fungus, organic and specialty food products and silage fodder.  In addition, we plan to produce and market other products developed from Cordyceps Militaris within the coming months and years, including Cordycepin and Corn Series Beverage.

Our primary product is dry Chinese Caterpillar Fungus, which is developed from Cordyceps Militaris.  We sell our products through an extensive nationwide sales and distribution network covering four provinces and eight cities in China.  Our dry Chinese Caterpillar Fungus products are grown and processed by our indirect, wholly-owned subsidiary, Daqing Shuaiyi Biotech Co., Ltd. (“Daqing Shuiayi”), and are mainly sold to pharmaceutical companies for further processing into drugs and nutraceutical products.  We generated approximately 68.7% of our revenues from sales of dry Chinese Caterpillar Fungus during the nine months ended September 30, 2008.  We believe that we own approximately 19% worldwide market share in the entire cultivated Chinese Caterpillar Fungus industry.  We plan to continue to focus on dry Chinese Caterpillar Fungus, which is our fastest growing product line with the greatest market demand and a significantly high profit margin.

We also sell organic and specialty food products through our subsidiary, Harbin Shuaiyi Green & Specialty Food Trading LLC (“Harbin Shuaiyi”), which was formed in 2001.  After years of development, we believe that we have become the largest wholesale distributor of organic and specialty food in Heilongjiang Province, China.

Our sales revenue grew by 56.70% for the nine months ended September 30, 2008 to $10.17 million, from $6.49 million for the same period of 2007.  Our gross margin for the nine months ended September 30, 2008 was 63.05%.

Because our recent operations have been limited to the operations of Heilongjiang Shuaiyi and its subsidiaries, the discussion below of our performance is based upon the unaudited financial statements of Heilongjiang Shuaiyi for the nine months ended September 30, 2008 and audited financial statements of Heilongjiang Shuaiyi for the fiscal years ended December 31, 2007 and 2006 included in this report.

Industry Wide Factors that are Relevant to Our Business

We expect several key demographic, healthcare, and lifestyle trends to drive the growth of our business in the coming future:

•

Increased Focus on Healthy Living:  Our management believes that as China becomes more affluent, its citizens are becoming more health conscious.  They are leading more active lifestyles and becoming increasingly focused on healthy living, nutrition, and supplementation.  According to the Nutrition Business Journal, a higher percentage of today’s global population is involved to some degree in health and wellness than a few years ago.  We believe that growth in the health supplements industry will continue to be driven by consumers who increasingly embrace health and wellness as a critical part of their lifestyles.

•

Aging Population: The average age of the Chinese population is increasing.  According to World Population Prospects: The 2004 Revision (2005), the percentage of elderly persons in China is projected to triple between 2006 and 2050, from 8 percent to 24 percent, a total of 322 million people.  We believe that these consumers are significantly more likely to use health supplements than younger persons and have higher levels of disposable income to pursue healthy lifestyles.

•

Rising Healthcare Costs and Use of Preventive Measures: Healthcare related costs have increased substantially in China.  A survey released by China’s Ministry of Health found that the percentage of out-of-pocket health expenditures in China has increased from 35.7% in 1990 to 55.5% in 2003.  To reduce medical costs and avoid the complexities of dealing with the healthcare system, and given increasing incidence of medical problems and concern over the use and effects of prescription drugs, many consumers take preventive measures, including alternative medicines and nutritional supplements.

Taxation

United States

YzApp International Inc. is subject to United States tax at a tax rate of 34%. No provision for income taxes in the United States has been made as YzApp International Inc. had no income taxable in the United States.

British Virgin Islands

New Resources was incorporated in the British Virgin Islands and under the current laws of the British Virgin Islands, is not subject to income taxes.

People’s Republic of China

A company registered in the People’s Republic of China (the “PRC”) is subject to national and local income taxes within China at the applicable tax rate on the taxable income as reported in its PRC statutory financial statements in accordance with relevant income tax laws.  Under the Provisional Taxation Regulation of the People’s Republic of China effective before January 1, 2008, income tax was generally payable by enterprises at a rate of 33% of their taxable income.  Newly established high-technology enterprises, such as our subsidiary Daqing Shuaiyi, are entitled to a two-year 50% tax reduction.  The tax holiday of Daqing Shuaiyi commenced in January 1, 2006 and expired on December 31, 2007.  Harbin Shuaiyi was subject to a tax rate of 33% in 2007 and is subject to a tax rate of 25% in 2008.

In 2007, China passed a new Enterprise Income Tax Law (the “New EIT Law”) and its implementing rules, both of which became effective on January 1, 2008.  The New EIT Law significantly curtails tax incentives granted to foreign-invested enterprises under the previous law.  The New EIT Law, however, (i) reduces the statutory rate of enterprise income tax from 33% to 25%, (ii) permits companies to continue to enjoy their existing tax incentives, adjusted by certain transitional phase-out rules, and (iii) introduces new tax incentives, subject to various qualification criteria.

Substantially all of YzApp International Inc.’s income may be derived from dividends it receives from its PRC subsidiaries.  The New EIT Law and its implementing rules generally provide that a 10% withholding tax applies to China-sourced income derived by non-resident enterprises for PRC enterprise income tax purposes.  We expect that such 10% withholding tax will apply to dividends paid to YzApp International Inc. by its PRC subsidiaries, but this treatment will depend on our status as a non-resident enterprise.

Results of Operations

The following tables set forth key components of the results of operations of Heilongjiang Shuaiyi and its subsidiaries for the periods indicated, both in dollars and as a percentage of our net sales.

Nine Months Ended September 30, 2008 Compared to Nine Months Ended September 30, 2007

The following table summarizes the results of our operations during the nine-month periods ended September 30, 2008 and September 30, 2007, and provides information regarding the dollar and percentage increase or (decrease) from the nine-month period ended September 30, 2007 to the nine-month period ended September 30, 2008.

(All amounts, other than percentage, in thousands of US dollars)

	Nine Months Ended September 30, 2008		Nine Months Ended September 30, 2007
	In Thousands	As a percentage of revenues	In Thousands	As a percentage of revenues
Revenues	10,167	100%	6,494	100%
Cost of goods sold	(3,579)	(35.20%)	(2,453)	(37.78%)

Gross Profit	6,588	64.80%	4,040	62.22%

Selling expenses	(138)	(1.36%)	(52)	(0.80%)
General and administrative expenses	(827)	(8.13%)	(263)	(4.06%)

Income from operations	5,623	55.31%	3,725	57.36%

Other income and (expenses)
Other income	4	0.04%	32	0.49%
Interest income	19	0.18%	34	0.53%
Interest expenses	( - )	( - %)	(12)	(0.19%)

Income before income tax	5,646	55.53%	3,779	58.19%

Provision for income tax	(775)	(7.62%)	(53)	(0.81%)

Net income	4,871	47.91%	3,726	57.38%

Revenues.  Revenues increased approximately $3.7 million, or 56.7%, to approximately $10.2 million for the nine months ended September 30, 2008 from approximately $6.5 million for the same period in 2007.  This increase was mainly attributable to the continuous growth of our production and sale of dry Chinese Caterpillar Fungus products.

Cost of Goods Sold.  Our cost of goods sold increased approximately $ 1.13 million, or 46.12%, to approximately $3.58 million for the nine months ended September 30, 2008 from approximately $2.45 million for the same period in 2007.  This increase was mainly due to the increased sales of our existing products.  As a percentage of revenues, the cost of goods sold decreased to 35.20% during the nine months ended September 30, 2008 from 37.78 % in the same period of 2007.  Such increase of gross margin was mainly attributable to a reduction in unit cost of manufacturing as a result of increased large-scale production of our dry Chinese Caterpillar Fungus products.

Gross Profit.  Our gross profit increased approximately $2.55 million, or 63.12%, to approximately $6.6 million for the nine months ended September 30, 2008 from $4.04 for the same period in 2007.  Gross profit as a percentage of revenues was 64.80% for the nine months ended September 30, 2008, an increase of 2.58% from 62.22% for the same period of 2007.  Such percentage increase was mainly due to a reduction in unit cost of manufacturing as a result of increased large-scale production of our dry Chinese Caterpillar Fungus products.

Selling Expense.  Selling expenses increased approximately $0.08 million, or 160%, to $0.13 million for the nine months ended September 30, 2008 from $0.05 million for the same period of 2007.  As a percentage of revenues, selling expenses increased to 1.36% for the nine months ended September 30, 2008 from 0.80% for the same period of 2007.  The increase of selling expenses was mainly attributable to more investment in our distribution network and more marketing activities to promote our products.

General and Administrative Expenses.  General and administrative expenses increased approximately $0.57 million, or 213%, to $0.83 million for the nine months ended September 30, 2008 from $0.26 million for the same period of 2007.  As a percentage of revenues, general and administrative expenses increased to 8.13% for the nine months ended September 30, 2008 from 4.06% for the same period of 2007.  The increase of general and administrative expenses was mainly attributable to additional professional fees paid to our principal accountant.

Income Before Income Tax.  Income before income tax increased approximately $1.87 million, or 49.47%, to approximately $5.65 million for the nine months ended September 30, 2008, from $3.78 million for the same period of 2007.  Income before income tax as a percentage of revenues decreased to 55.53% for the nine months ended September 30, 2008 from 58.19% for the same period of 2007.  The increase of income before income taxes was mainly attributable to the increase of sales of our products.

Income Tax.  Income tax increased approximately $0.72 million to approximately $0.77 million for the nine months ended September 30, 2008 from approximately $0.05 million for the same period of 2007.  We paid more income tax during the nine months ended September 30, 2008 because Daqing Shuaiyi enjoyed a tax exemption in 2007, while the company received a 50% tax reduction in 2008.

Net Income.   Net income increased approximately $1.15 million, or 30.8%, to $4.87 million for the nine months ended September 30, 2008 from approximately $3.72 million for the same period of 2007, as a result of the factors described above.

Fiscal Year ended December 31, 2007 Compared to Fiscal Year Ended December 31, 2006

The following table summarizes the results of our operations during the fiscal years ended December 31, 2007 and 2006, and provides information regarding the dollar and percentage increase or (decrease) from the fiscal year ended December 31, 2006 to the fiscal year ended December 31, 2007.

(All amounts, other than percentage, in thousands of US dollars)

	Year Ended December 31, 2007		Year Ended December 31, 2006
	In Thousands	As a percentage of revenues	In Thousands	As a percentage of revenues
Revenues	9,194	100%	4,318	100%
Cost of goods sold	(3,511)	(38.2%)	(2,416)	(56.0%)

Gross Profit	5,683	61.8%	1,902	44.1%

Selling expenses	(72)	(0.8%)	(48)	(1.1%)
General and administrative expenses	(435)	(4.7%)	(212)	(4.9%)

Income from operations	5,175	56.1%	1,642	38.0%

Other income and (expenses)
Other income	101	1.1%	64	1.5%
Interest expenses	(19)	(0.2%)	(3)	(0.07%)

Income before income tax	5,257	57.2%	1,703	39.4%

Provision for income tax	(85)	(0.9%)	(40)	(0.9%)

Net income	5,172	56.3%	1,663	38.5%

Revenues.   Revenues increased approximately $4.9 million, or 113%, to approximately $9.2 million in fiscal year 2007 from approximately $4.3 million for 2006.  This increase was mainly attributable to the sale of our product, dry Chinese Caterpillar Fungus, which accounts for 65% of total revenue in fiscal year ended December 31, 2007.  We started to produce and sell this profitable product in late September, 2006.

Cost of Goods Sold.  Our cost of goods sold increased approximately $1.1 million, or 45.3%, to approximately $3.5 million in 2007 from approximately $2.4 million in 2006.  This increase was mainly due to the increase of our sales.  As a percentage of revenues, the cost of goods sold decreased to 38.2% in 2007 from 55.9 % in 2006.  Such increase of gross margin was mainly attributable to a change in our product mix.  Compared with 2006, we have significantly higher margin products such as dry Chinese Caterpillar Fungus, which accounted for a higher percentage of our revenues in 2007.

Gross Profit.  Our gross profit increased approximately $3.8 million, or 198.8%, to approximately $5.7 million in 2007 from approximately $1.9 million in 2006.  Gross profit as a percentage of revenues was 61.8% in 2007, an increase of 17.7% from 44.1% in 2006.  Such percentage increase was mainly due to the fact that our high margin product, dry Chinese Caterpillar Fungus, accounted for a higher percentage of our revenues in 2007.

Selling  Expenses.  Selling expenses increased approximately $0.02 million, or 40%, to $0.07 million in 2007 from $0.05 million in 2006.  As a percentage of revenues, selling expenses decreased to 0.8% in 2007 from 1.1% in 2006.  The dollar increase of selling expenses was mainly attributable to the increase of our sales.  We expect that our selling expenses will continue to increase as our sales grow.

General and Administrative Expenses.   General and administrative expenses increased approximately $0.2 million, or 105.2%, to approximately $0.4 million in 2007 from approximately $0.2 million in 2006.  As a percentage of revenues, general and administrative expenses decreased to 4.7% in 2007 from 4.9% in 2006.  We increased our general and administrative expenses by hiring more employees, but the percentage increase in our general and administrative expenses is lower than the percentage increase in our sales revenues.

Income Before Income Tax.   Income before income tax increased approximately $3.6 million, or 208.7%, to approximately $5.3 million in 2007 from approximately $1.7 million in 2006.  As a percentage of revenues, income before income tax increased to 57.2% in 2007 from 39.4% in 2006.  The percentage increase is mainly attributable to the increased gross profit as a percentage of revenues as discussed above.

Income Tax.   Income tax increased approximately $0.05 million to approximately $0.09 million in 2007 from approximately $0.04 million in 2006.  We paid more tax in 2007 because of the increase of our income.

Net Income.   Net income increased approximately $3.5 million, or 205.9%, to $5.2 million in 2007 from approximately $1.7 million in 2006, as a result of the factors described above.

Liquidity and Capital Resources

As of September 30, 2008, we had cash and cash equivalents of approximately $6.1 million.  The following table provides detailed information about our net cash flow for all financial statements periods presented in this report.

Cash Flow

 (All amounts in thousands of U.S. dollars)

	Nine Months Ended September 30,		Fiscal Years Ended December 31,
	2008	2007	2007	2006
Net cash paid by operating activities	$4,592	$4,276	$4,503	$1,322
Net cash (used in) investing activities	(891)	(787)	(10,149)	(830)
Net cash provided by (used in) financing activities	6.5	(1,484)	(192)	6,588
Net cash inflow	3,955	2,329	5,169	7,209

Operating Activities

Net cash provided by operating activities was approximately $4.59 million for the nine-month period ended September 30, 2008, which is an increase of approximately $0.31 million from approximately $4.28 million net cash provided by operating activities for the same period of 2007.  The increase of the cash provided by operating activities was mainly attributable to an increase of our sales and net profit during the nine months ended September 30, 2008.

Net cash provided by operating activities was approximately $4.5 million in fiscal year ended December 31, 2007, which is an increase of approximately $3.2 million from approximately $1.3 million net cash provided by operating activities in fiscal year ended December 31, 2006.  Such increase of net cash provided by operating activities was primarily attributable to an increase of our sales and net profit in 2007.

Investing Activities

Our main uses of cash for investing activities are payments relating to the acquisition of property, plant and equipment.

Net cash used in investing activities for the nine-month period ended September 30, 2008 was approximately $0.89 million, which is an increase of approximately $0.10 million from net cash used in investing activities of approximately $0.79 million for the same period of 2007.  The increase of the cash used in investing activities was mainly due to the purchase of facilities to further expand our business.

Net cash used in investing activities was approximately $10.15 million in fiscal year 2007, an increase of approximately $9.32 million from approximately $0.83 million net cash used in operating activities in fiscal year 2006.  Such increase of net cash used in investing activities was primarily attributable to the construction of a new manufacturing facility of more than 50,000 square meters and the purchase of buildings, machinery and equipment, which are dedicated to growing Cordyceps Militaris.

Financing Activities

Net cash provided by financing activities for the nine-month period ended September 30, 2008 was $6,541, which is an increase of approximately $1.49 million from approximately $1.484 million net cash used in financing activities during the same period of 2007.  The increase of the net cash provided by financing activities was mainly attributable to the payment of $1,481,419 to a related party in 2007.

Net cash used in financing activities for the fiscal year ended December 31, 2007 was approximately $0.19 million as compared to approximately $6.59 million provided by financing activities in fiscal year 2006.  The increase of the net cash used in financing activities was mainly attributable to the repayment of our short-term bank loans in 2007 while in 2006 our shareholders increased their investment in the company by increasing the company’s registered capital.

We believe that our cash on hand and cash flow from operations will meet our expected capital expenditure and working capital for the next 12 months.  However, we may in the future require additional cash resources due to changed business conditions, implementation of our strategy to expand our production capacity or other investments or acquisitions we may decide to pursue. If our own financial resources are insufficient to satisfy our capital requirements, we may seek to sell additional equity or debt securities or obtain additional credit facilities.  The sale of additional equity securities could result in dilution to our stockholders. The incurrence of indebtedness would result in increased debt service obligations and could require us to agree to operating and financial covenants that would restrict our operations.  Financing may not be available in amounts or on terms acceptable to us, if at all.  Any failure by us to raise additional funds on terms favorable to us, or at all, could limit our ability to expand our business operations and could harm our overall business prospects.

Critical Accounting Policies

The preparation of financial statements in conformity with US generally accepted accounting principals (“GAAP”) requires our management to make assumptions, estimates and judgments that affect the amounts reported in the financial statements, including the notes thereto, and related disclosures of commitments and contingencies, if any.  We consider our critical accounting policies to be those that require the more significant judgments and estimates in the preparation of financial statements, including the following:

Revenue recognition

Revenue is recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectibility is reasonably assured.

Sales revenue is recognized net of sales discounts and returns at the time when the merchandise is sold to the customer.  Based on historical experience, management estimates that sales returns are immaterial and has not made allowance for estimated sales returns.

Impairment of long-lived assets

We review and evaluate our long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable.  An impairment is considered to exist if the total estimated future cash flows on an undiscounted basis are less than the carrying amount of the assets, including goodwill, if any. An impairment loss is measured and recorded based on discounted estimated future cash flows.  In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of future cash flows from other asset groups.

Accounts receivable

Accounts receivable is stated at cost, net of an allowance for doubtful accounts. We maintain allowances for doubtful accounts for estimated losses resulting from the failure of customers to make required payments. We review the accounts receivable on a periodic basis and make allowances where there is doubt as to the collectibility of individual balances.  In evaluating the collectibility of individual receivable balances, we consider many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends.

Inventories

Inventories are stated at the lower of cost, determined on a weighted average basis, or market. Costs of inventories include purchase and related costs incurred in bringing the products to their present location and condition.  Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions.  Our management will write down the inventories to market value if it is below cost. Our management also regularly evaluates the composition of our inventories to identify slow-moving and obsolete inventories to determine if valuation allowance is required.

Foreign currency translation

We use U.S. dollars for financial reporting purposes.  We maintain books and records in our functional currency, RMB, being the primary currency of the economic environment in which our operations are conducted.  In general, we translate our assets and liabilities into U.S. dollar using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Adjustments resulting from the translation of our financial statements are recorded as accumulated other comprehensive income.

The exchange rates used to translate amounts in RMB into U.S. dollar for the purposes of preparing the audited consolidated financial statements filed herewith were as follows:-

	December 31, 2007	December 31, 2006
Balance sheet items, except for paid-in capital and retained earnings, as of year end	US$1=RMB7.3046	US$1=RMB7.8087
Amounts included in the statements of operations, statements of changes in stockholders’ equity and statements of cash flows for the year	US$1=RMB7.6071	US$1=RMB7.9735

No representation is made that RMB amounts have been, or would be, converted into U.S. dollar at the above rates.

Effects of Inflation

Inflation and changing prices have not had a material effect on our business and we do not expect that inflation or changing prices will materially affect our business in the foreseeable future.  However, our management will closely monitor the price change and continually maintain effective cost control in operations.

Off Balance Sheet Arrangements

We do not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity or capital expenditures or capital resources that is material to an investor in our securities.

Recent Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board (“FASB”), issued Statement of Financial Accounting Standards (“SFAS”) No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for certain financial assets and liabilities on a contract-by-contract basis.  Subsequent changes in fair value of these financial assets and liabilities would be recognized in earnings when they occur.  SFAS No. 159 further establishes certain additional disclosure requirements.  SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007 (fiscal 2008 for the Company) where earlier adoption is permitted.  Our management is currently evaluating the impact, if any, and timing of the adoption of SFAS No. 159 on our financial statements.

In December, 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, and SFAS No. 160, “Accounting and Reporting of Noncontrolling interest in Consolidated Financial Statements, an amendment of ARB No. 51”.  These new standards will significantly change the financial accounting and reporting of business combination transactions and noncontrolling (or minority) interests in consolidated financial statements. SFAS No. 141(R) and SFAS No. 160 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, fiscal 2009 for the Company).  We have not yet determined the effect, if any, that the adoption of SFAS 141(R) and 160 will have on our consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51”, which establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, fiscal 2009 for the Company).  Our management does not expect that this statement will have an effect on our consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133”, which changes the disclosure requirements for derivative instruments and hedging activities.  Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  This statement will be effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 (that is, fiscal 2009 for the Company).  Our management does not expect that this statement will have an effect on our consolidated financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”.  This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP in the United States (the GAAP hierarchy). This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.  Our management does not expect that this statement will have an effect on our consolidated financial statements.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60”.  This statement interprets Statement 60, “Accounting and Reporting by Insurance Enterprises” and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of this statement.  This statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation.  This statement also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities.  This statement is effective for financial statements issued for fiscal years beginning after December 15, 2008 (that is, fiscal 2009 for the Company), and all interim periods within those fiscal years.  Our management does not expect that this statement will have an effect on our consolidated financial statements.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING

AND FINANCIAL DISCLOSURE

Dismissal of Manning Elliott LLP

On December 8, 2008, the Company notified Manning Elliott LLP (“Manning Elliott”) that it was being dismissed as the Company’s independent registered public accounting firm. The decision to dismiss Manning Elliott as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on December 4, 2008.

Except as noted in the paragraph immediately below, the report of Manning Elliott on the Company’s financial statements for the two year period ended July 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report of Manning Elliott on the Company’s financial statements as of and for the two year period ended July 31, 2008 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has suffered recurring losses from continuing operations and would have to obtain additional capital to sustain operations.

During the period from July 31, 2006 through the date of dismissal, the Company did not have any disagreements with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Manning Elliott’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two year period ended July 31, 2008, Manning Elliott did not advise the Company that any of the events listed in Item 304 (a)(1)(Iv)(B) had occurred or should occur.

The Company provided Manning Elliott with a copy of the above disclosures and requested Manning Elliott to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Manning Elliott agreed with the statements made above and, if not, stating in which respects Manning Elliott did not agree.  A copy of the requested letter is filed as Exhibit 16.1 to the Company’s amended current report on Form 8-K/A filed on December 17, 2008.

Appointment of RBSM LLP

On December 4, 2008, the Company engaged RBSM LLP (“RBSM”), as its independent registered public accounting firm. The decision to engage RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on December 4, 2008.

During the two year period ended July 31, 2008, and through the date of its appointment, the Company did not consult with RBSM regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Dismissal of RBSM LLP and Appointment of Yu and Associates CPA Corporation

Prior to the Share Exchange Transaction with New Resources, our independent registered public accounting firm was RBSM, while New Resources’ independent registered public accounting firm was Yu and Associates CPA Corporation (“Yu and Associates”).  On December 23, 2008, concurrent with the Share Exchange Transaction, our board of directors approved the dismissal of RBSM as our independent auditor, effective immediately.  Concurrent with the decision to dismiss RBSM as our independent auditor, our board of directors elected to continue the existing relationship of New Resources with Yu and Associates and appointed Yu and Associates as our independent auditor.

We engaged RBSM on December 4, 2008 and RBSM has not issued any auditor report on our annual financial statements for the past two years.

During our two most recent fiscal years (ended July 31, 2008 and 2007) and through RBSM’s dismissal on December 23, 2008, there were (1) no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2007 and 2006 and through the date of its appointment, neither us nor anyone acting on our behalf consulted Yu and Associates with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Yu and Associates concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

We provided RBSM with a copy of this disclosure on December 29, 2008, providing RBSM with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statement made by us in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  A letter from RBSM dated December 29, 2008 is filed as Exhibit 16.1 to the Company’s current report on Form 8-K filed on December 31, 2008.

FINANCIAL INFORMATION

Filed herewith are the following financial statements:

1.

Audited consolidated financial statements of Heilongjiang Shuaiyi New Energy Development Co., Ltd. and subsidiaries for the fiscal years ended December 31, 2007 and 2006.

2.

Unaudited consolidated financial statements of Heilongjiang Shuaiyi New Energy Development Co., Ltd. and subsidiaries for the nine months ended September 30, 2008 and 2007.

3.

Unaudited financial statements of New Zealand WAYNE's New Resources Development Co. Ltd. for the period from its incorporation to September 30, 2008.

4.

Unaudited pro forma condensed consolidated financial information of YzApp International Inc. and its subsidiaries for the requisite periods.

OTHER INFORMATION

For more detailed information on the Company, the Share Exchange Transaction, the Financing Transaction and other information about the business and operations of the Company, including financial statements and other information, you may refer to our Current Report on Form 8-K filed on December 31, 2008, and other periodic filings made with the SEC from time to time.  Copies of these documents are available on the SEC’s EDGAR database at www.sec.gov and a copies of which may be obtained by writing our secretary at the address specified above.

Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

YZAPP INTERNATIONAL INC.

(hereby changed to SHUAIYI INTERNATIONAL NEW RESOURCES DEVELOPMENT INC.)

YzApp International Inc. (hereinafter referred to as the “Corporation”), a corporation organized and existing under and by virtue of the laws of the State of Nevada, does hereby certify as follows:

1.

The current name of the Corporation is YzApp International Inc.

2.

The original Articles of Incorporation of the Corporation were filed in the Office of the Secretary of State on December 26, 2002.

3.

These Amended and Restated Articles of Incorporation have been duly approved by the Unanimous Written Consent of the Board of Directors of the Corporation in lieu of a meeting, dated December 31, 2008, and by the Written Consent of the holders of a majority of the Corporation’s issued and outstanding capital stock, dated December 31, 2008, in accordance with the provisions of Sections 78.390 and 78.403 of the Nevada Revised Statutes.

4.

The provisions of the Articles of Incorporation of the Corporation as heretofore amended and/or supplemented are hereby restated, integrated and further amended to read in its entirety as follows:

ARTICLE I

NAME

The name of the corporation is Shuaiyi International New Resources Development Inc. (hereinafter, the “Corporation”).

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE III

GOVERNING BOARD

The members of the governing board of the Corporation shall be known as the Board of Directors.  The number of directors comprising the Board of Directors shall be determined from time to time in the manner provided in the bylaws of the Corporation.

ARTICLE IV

TERM

The Corporation shall have perpetual existence.

ARTICLE V

AUTHORIZATION TO ISSUE CAPITAL STOCK

 The aggregate number of shares which the Corporation shall have the authority to issue is 190,000,000 shares of Common Stock having a par value of $.001 per share and 1,000,000 shares of Preferred Stock having a par value of $.001 per share.  All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences.  The Corporation shall have authority to issue the shares of Preferred Stock in one or more series with such rights, preferences and designations as determined by the Board of Directors of the Corporation.  Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Nevada Revised Statutes.

Effective as of the filing date of these Amended and Restated Articles of Incorporation, each 114.59 shares of the issued and outstanding Common Stock, $0.001 par value, of the Corporation shall be reverse split into one (1) share of Common Stock of the Corporation.  This reverse split shall affect only issued and outstanding shares.  Each record and beneficial holder who would receive a fractional share as a result of the reverse stock split shall receive, if they hold a fractional share equal to one-half or more, a full share of Common Stock, and if they hold a fractional share equal to less than one-half of a share of Common Stock, then that fractional share will be cancelled.

ARTICLE VI

INDEMNIFICATION OF OFFICERS AND DIRECTORS

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes as such statutes may be amended from time to time.

ARTICLE VII

LIABILITY OF DIRECTORS AND OFFICERS

No director or officer shall be personally liable to the Corporation or any of its stockholders for damages for any breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.  Any repeal or modification of this Article VII by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director of officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VIII

ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by an successor section, statute, or provision.  No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE IX

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation this _____ day of _________________, 2009.

YZAPP INTERNATIONAL INC.

By: __________________________________

Name:

Title:

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD.

AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD.

AND SUBSIDIARIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of

Heilongjiang Shuaiyi New Energy Development Co., Ltd. and Subsidiaries:

We have audited the accompanying consolidated balance sheets of Heilongjiang Shuaiyi New Energy Development Co., Ltd. and its subsidiaries (the "Company") as of December 31, 2007 and 2006 and the related consolidated statements of income and comprehensive income, cash flows and stockholders’ equity for each of the years ended December 31, 2007 and 2006. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial positions of Heilongjiang Shuaiyi New Energy Development Co., Ltd. and its subsidiaries as of December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the years ended December 31, 2007 and 2006 in conformity with U.S. generally accepted accounting principles.

GC ALLIANCE LIMITED

Certified Public Accountants

Hong Kong, May 15, 2008

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

CONSOLIDATED  BALANCE SHEETS

(AMOUNTS EXPRESSED IN US DOLLAR)

	December 31,	December 31,
	2007	2006
A S S E T S
CURRENT ASSETS:
Cash and cash equivalents	$2,148,348	$7,317,905
Accounts receivable, net	138,085	241,371
Inventories	649,372	538,959
Deposits, prepayments and other current assets	147,850	64,333
Amount due from a related company	-	6,498
Total current assets	3,083,655	8,169,066

OTHER ASSETS:
Intangible assets, net	3,388,956	3,553,729
Buildings, machinery and equipment, net	10,720,477	1,430,451

Total assets	$17,193,088	$13,153,246

L I A B I L I T I E S A N D S H A R E H O L D E R S' E Q U I T Y
CURRENT LIABILITIES:
Accounts payable	$29,777	$75,067
Short term secured bank loans	-	192,093
Other payables and accruals	476,629	84,577
Payable for intangibles – current portion	821,400	768,374
Taxes payable	75,420	46,016
Due to related parties	53	1,509,449
Total current liabilities	1,403,279	2,675,576

NON-CURRENT LIABILITIES
Payable for intangibles, net of current portion	1,642,800	2,305,121

Total liabilities	3,046,079	4,980,697

COMMITMENTS AND CONTINGENCIES (Note 16)

SHAREHOLDERS' EQUITY:
Paid up capital	6,396,187	6,396,187
Capital reserves	86,863	63,133
PRC statutory reserves	693,028	154,355
Retained earnings	6,045,906	1,390,631
Accumulated other comprehensive income	925,025	168,243
Total shareholders' equity	14,147,009	8,172,549

Total liabilities and shareholders' equity	$17,193,088	$13,153,246

The accompanying notes are an integral part of these consolidated financial statements.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD.

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Years Ended December 31,
	2007	2006

NET REVENUE	$9,194,589	$4,318,979

Cost of sales	(3,511,570)	(2,416,033)

GROSS PROFIT	5,683,019	1,902,946

Selling expenses	(71,750)	(48,706)
General and administrative expenses	(435,651)	(211,785)

Income from operations	5,175,618	1,642,455

Other income (expenses):
Interest expense	(19,135)	(3,681)
Other, net	101,288	64,580

Total other income	82,153	60,899

Income before income tax	5,257,771	1,703,354

Provision for income tax	(85,243)	(39,604)

NET INCOME	5,172,528	1,663,750

OTHER COMPREHENSIVE INCOME:
Foreign currency translation adjustments	756,782	168,243

TOTAL COMPREHENSIVE INCOME	$5,929,310	$1,831,993

The accompanying notes are an integral part of these consolidated financial statements.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD.

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Years Ended December 31,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,172,528	$1,663,750
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	548,289	355,845
(Increase) decrease in assets:
Accounts receivable, net	103,286	(100,760)
Deposits, prepayments and other current assets	(83,517)	(56,168)
Inventories	(110,413)	(242,005)
Increase (decrease) in liabilities:
Accounts payable	(45,290)	(106,312)
Other payables and accruals	392,052	(315,697)
Taxes payable	29,404	46,087
Due to related parties	(1,502,898)	77,955
Net cash provided by operating activities	4,503,441	1,322,695

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of buildings, machinery and equipment	(9,327,194)	(62,479)
Purchase of intangible assets	(822,759)	(768,374)
Net cash used in investing activities	(10,149,953)	(830,853)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowing of short term bank loans	-	192,093
Net proceeds from issuance of capital	-	6,396,187
Repayments of short-term bank loans	(192,093)	-
Net cash (used in) provided by financing activities	(192,093)	6,588,280

Foreign currency translation adjustment	669,048	128,989

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(5,169,557)	7,209,111

CASH AND CASH EQUIVALENTS, at the beginning of the year	7,317,905	108,794

CASH AND CASH EQUIVALENTS, at the end of the year	$2,148,348	$7,317,905

SUPPLEMENTAL DISCLOSURE INFORMATION
Interest paid	$19,135	$3,681
Income tax paid	$72,220	$21,155

The accompanying notes are an integral part of these consolidated financial statements.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD.

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

(AMOUNTS EXPRESSED IN US DOLLAR)

					Accumulated
			PRC	Retained	other
	Paid-in	Capital	statutory	earnings	comprehensive
	capital	reserves	reserves	(deficit)	income	Totals

At January 1, 2006	$6,396,187	$63,133	$-	$(118,764)	$-	$6,340,556

Net income	-	-	-	1,663,750	-	1,663,750

Appropriation of PRC statutory reserves	-	-	154,355	(154,355)	-	-

Foreign currency translation adjustment	-	-	-	-	168,243	168,243

Total comprehensive income						1,831,993

At December 31, 2006	6,396,187	63,133	154,355	1,390,631	168,243	8,172,549

Premium on capital	-	23,730	21,420	-	-	45,150

Net income	-	-	-	5,172,528	-	5,172,528

Appropriation of PRC statutory reserves	-	-	517,253	(517,253)	-	-

Foreign currency translation adjustment	-	-	-	-	756,782	756,782

Total comprehensive income						5,929,310

At December 31, 2007	$6,396,187	$86,863	$693,028	$6,045,906	$925,025	$14,147,009

The accompanying notes are an integral part of these consolidated financial statements.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 1

DESCRIPTION OF BUSINESS AND ORGANIZATION

Heilongjiang Shuaiyi New Energy Development Co., Ltd. ("New Energy") is a joint stock limited liability company established on July 11, 2006 in the People’s Republic of China (the "PRC"), with a registered capital of RMB60,000,000 and paid up capital of RMB51,000,000 (equivalent to US$6,396,187) as of December 31, 2007. New Energy is principally engaged in the business of investment holding and, through its subsidiaries, conducts the businesses of growing and sales of Chinese Caterpillar Fungus and sales of green and specialty food products.

As of December 31, 2007, details of the subsidiaries of New Energy are as follows:

Subsidiaries’ names	Domicile and date of incorporation	Paid-up capital	Percentage of effective ownership	Principal activities

Daqing Shuaiyi Biomass Technology Co., Ltd. (“Daqing”)	The PRC August 8, 2005	RMB10,000,000	100%	Growing and sales of Chinese Caterpillar Fungus
Harbin Shuaiyi Green and Specialty Food Trading LLC. (“Green & Specialty”)	The PRC May 18, 2001	RMB1,500,000	100%	Sales of green and specialty food products

In September 2007, the Company and its subsidiaries underwent a restructuring exercise whereby New Energy has become the holding company of the group comprising New Energy, Daqing and Green & Specialty (collectively the “Company”), and former ultimate shareholders of Daqing and Green & Specialty have become the controlling shareholders of New Energy. This restructuring exercise has been accounted for as recapitalization of Daqing and Green & Specialty with no adjustment to the historical basis of the assets and liabilities of Daqing and Green & Specialty and the operations were consolidated as if the restructuring occurred as of the beginning of the first accounting period presented in these financial statements.  For the purpose of presenting the financial statements on a consistent basis, the consolidated financial statements have been prepared as if New Energy had been in existence since the beginning of the earliest period presented and throughout the whole periods covered by these financial statements.

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Principle of consolidation

These consolidated financial statements include the accounts of New Energy and more-than-50%-owned subsidiaries that it controls.  Inter-company transactions and balances have been eliminated.  The functional currency for the Company’s operation is Renminbi (“RMB”).

Basis of preparation

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.  These consolidated financial statements, in the opinion of management, include all adjustments necessary for a fair statement of consolidated results of operations, financial position and cash flows for each periods presented.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates
The preparation of the these consolidated financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the related disclosure of contingent assets and liabilities at the balance sheet date of these consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results may differ from these estimates under different assumptions or conditions.

Cash and Cash Equivalents

Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less.  Because of the short maturity of these investments, the carrying amounts approximate their fair value.  Restricted cash is excluded from cash and cash equivalents.

Accounts receivable

Accounts receivable is stated at cost, net of an allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses resulting from the failure of customers to make required payments. The Company reviews the accounts receivable on a periodic basis and makes allowances where there is doubt as to the collectibility of individual balances. In evaluating the collectibility of individual receivable balances, the Company considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends.

Inventories
Inventories are stated at the lower of cost, determined on a weighted average basis, or market. Costs of inventories include purchase and related costs incurred in bringing the products to their present location and condition. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. Management will write down the inventories to market value if it is below cost. Management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if valuation allowance is required.

Financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information or other appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop estimates of fair value. Consequently, the estimates are not necessarily indicative of the amounts that could be realized or would be paid in a current market exchange.

The Company’s financial instruments primarily consist of cash and cash equivalents, trade accounts receivable, other current assets; trade accounts payable, accrued expenses, short-term bank loans, other current liabilities, and due to related parties.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

Buildings, machinery and equipment

Buildings, machinery and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of buildings, machinery and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life
(In years)
Buildings	20-40
Machinery, motor vehicles	5-10
Office equipment	5

The carrying value of buildings, machinery and equipment is assessed annually and when factors indicating impairment is present, the carrying value of the fixed assets is reduced by the amount of the impairment. The Company determines the existence of such impairment by measuring the expected future cash flows (undiscounted and without interest charges) and comparing such amount to the net asset carrying value. An impairment loss, if exists, is measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Impairment of long-lived assets

The Company reviews and evaluates its long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. An impairment is considered to exist if the total estimated future cash flows on an undiscounted basis are less than the carrying amount of the assets, including goodwill, if any. An impairment loss is measured and recorded based on discounted estimated future cash flows. In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of future cash flows from other asset groups.

Revenue recognition

Revenue is recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectibility is reasonably assured.

Sales revenue is recognized net of sales discounts and returns at the time when the merchandise is sold to the customer. Based on historical experience, management estimates that sales returns are insignificant and has not made allowance for estimated sales returns.

Research and development costs
Research and development costs are expensed to operations as incurred. During the years ended December 31, 2007 and 2006, salaries incurred for research and development purposes were insignificant and expensed in the accompanying statements of income.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

Income taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes".  SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

On January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This Interpretation also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures. The adoption of FIN 48 has not resulted in any material impact on the Company’s financial position or results.

Comprehensive income

SFAS No.130, “Reporting Comprehensive Income,” establishes standards for reporting and displaying comprehensive income and its components in the consolidated financial statements. Accumulated other comprehensive income includes foreign currency translation adjustments. Other comprehensive income for the years ended December 31, 2007 and 2006 were $756,782 and $168,243, respectively.

Foreign currency translation

The Company uses the United States dollars (“US Dollar” or “US$” or “$”) for financial reporting purposes. The Company maintains books and records in its functional currency, Chinese Renminbi (“RMB”), being the primary currency of the economic environment in which its operations are conducted. In general, the Company translates its assets and liabilities into US Dollar using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Adjustments resulting from the translation of the Company’s financial statements are recorded as accumulated other comprehensive income.

The exchange rates used to translate amounts in RMB into US Dollar for the purposes of preparing the consolidated financial statements were as follows:-

	December 31, 2007	December 31, 2006
Balance sheet items, except for paid-in capital and retained earnings, as of year end	US$1=RMB7.3046	US$1=RMB7.8087
Amounts included in the statements of operations, stockholders’ equity and cash flows for the year	US$1=RMB7.6071	US$1=RMB7.9735

No representation is made that RMB amounts have been, or would be, converted into US$ at the above rates. Although the Chinese government regulations now allow convertibility of RMB for current account transactions, significant restrictions still remain. Hence, such translations should not be construed as representations that RMB could be converted into US Dollars at that rate or any other rate.

The value of RMB against US Dollars and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions. Any significant revaluation of RMB may materially affect the Company’s financial condition in terms of US Dollar reporting.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

Business segments

The Company follows SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information”, which requires that companies disclose segment data based on how management makes decision about allocating resources to segments and evaluating their performance.

The Company believes that during the years ended December 31, 2007 and 2006, it operated in two business segments – growing and sales of Chinese Caterpillar Fungus, which is highly demanded by the Chinese medicine and nutrition markets, and sales of green and specialty food products, respectively.  Throughout the years ended December 31, 2007 and 2006, all of the Company’s operations were carried out in one geographical segment – China.

Cash and concentration of risk

As of December 31, 2007 and 2006, 100% of the Company’s cash included cash on hand and deposits in accounts maintained within the PRC where there is currently no rule or regulation in place for obligatory insurance to cover bank deposits in the event of bank failure. However, the Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts

Concentrations of credit risk

Financial instruments potentially subject the Company to significant concentrations of credit risk consist of trade accounts receivable. Credit is extended to customers based on the evaluation of their financial condition and collateral is not required. The Company performs ongoing assessment of its customers and maintains an allowance for doubtful accounts. The Company’s maximum credit risk exposure in the event of other parties failing to perform their obligations is represented by the carrying amount of the accounts receivable as stated in the Company’s consolidated balance sheet.

For the years ended December 31, 2007 and 2006, all of the Company’s sales arose in the PRC.  In addition, all accounts receivable as of December 31, 2007 and 2006 also arose in the PRC.

Except for one customer who accounted for 11%, and two customers who accounted for 16% and 14% of the Company’s revenue for the years ended December 31, 2007 and 2006 respectively, there was no other single customer who accounted for more than 10% of the Company’s revenue for either the year ended December 31, 2007 or 2006.

As of December 31, 2007, the largest three customers accounted for 40%, 25% and 20% of accounts receivable of the Company and as of December 31, 2006, the largest three customers accounted for 32%, 19% and 16% of accounts receivable of the Company.

Other concentrations
During the years ended December 31, 2007 and 2006, the Company’s operations were all carried out in the PRC. Accordingly, the Company’s business, financial condition and results may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC’s economy.

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

Commitments and contingencies

The Company follows SFAS No. 5, “Accounting for Contingencies,” in determining its accruals and disclosures with respect to loss contingencies. Accordingly, estimated losses from loss contingencies are accrued by a charge to income when information available prior to issuance of the financial statements indicates that it is probable that a liability could be been incurred and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the loss contingency is made in the financial statements when it is at least reasonably possible that a material loss could be incurred.

Recent accounting pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value instruments. SFAS 157 does not require any new fair value measurements, but applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 (the Company’s fiscal 2008). It is believed that implementation of SFAS 157 will have little or no impact on the Company’s consolidated financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans— an amendment of FASB Statements No. 87, 88, 106, and 132(R)” (SFAS 158). SFAS 158 requires plan sponsors of defined benefit pension and other postretirement benefit plans (collectively, “postretirement benefit plans”) to fully recognize the funded status of their postretirement benefit plans in the statement of financial position, measure the fair value of plan assets and benefit obligations as of the date of the fiscal year-end statement of financial position and provide additional disclosures. It is believed that implementation of SFAS 157 will have little or no impact on the Company’s consolidated financial statements since the Company has no applicable plans.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for certain financial assets and liabilities on a contract-by-contract basis. Subsequent changes in fair value of these financial assets and liabilities would be recognized in earnings when they occur. SFAS No. 159 further establishes certain additional disclosure requirements. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007 (the Company’s fiscal 2008) where earlier adoption is permitted. Management is currently evaluating the impact, if any, and timing of the adoption of SFAS No. 159 on the Company’s consolidated financial statements.

In December, 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, and SFAS No. 160, “Accounting and Reporting of Noncontrolling interest in Consolidated Financial Statements, an amendment of ARB No. 51” (SFAS No. 160). These new standards will significantly change the financial accounting and reporting of business combination transactions and noncontrolling (or minority) interests in consolidated financial statements. SFAS No. 141(R) and SFAS No. 160 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (the Company’s fiscal 2009). The Company has not yet determined the effect, if any, that the adoption of SFAS 141(R) and 160 will have on its consolidated financial statements.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

Recent accounting pronouncements

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51” (“SFAS No. 160”), which establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. This standard does not currently affect the Company.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133” (“SFAS No. 161”), which changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This statement will be effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

NOTE 3

ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	As of December 31,
	2007	2006

Accounts receivable	$138,085	$241,371
Less: allowance for doubtful accounts	-	-

Accounts receivable, net	$138,085	$241,371

NOTE 4

INVENTORIES

Inventories by major categories are summarized as follows:

	As of December 31,
	2007	2006

Raw materials	$108,701	$59,957
Work in progress	517,494	476,192
Finished goods	23,177	2,810

	$649,372	$538,959

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 5

DEPOSITS, PREPAYMENTS AND OTHER CURRENT ASSETS

Deposits, prepayments and other current assets consist of the following:

	As of December 31,
	2007	2006

Trade deposits	$125,289	$19,817
Prepayments	-	28,174
Other receivables	22,561	16,342

	$147,850	$64,333

NOTE 6

INTANGIBLE ASSETS, NET

Intangible assets, net consisted of the following:

	As of December 31,
	2007	2006

Computer software, cost	$1,360	$-
Exclusive right to use a secret process, cost	4,107,001	3,841,869
Less: Accumulated amortization	(719,405)	(288,140)

	$3,388,956	$3,553,729

In April 2006, the Company purchased from a third party a ten-year exclusive right to use a secret process and method in the cultivation and growing of Chinese Caterpillar Fungus, which is highly demanded by the Chinese medicine and nutrition markets, for a cash consideration of RMB30,000,000, payable over five years. The exclusive right is amortized over its term of ten years using the straight-line method.

Amortization expenses in aggregate for the years ended December 31, 2007 and 2006 was $395,021 and $282,185, respectively.

NOTE 7

BUILDINGS, MACHINERY AND EQUIPMENT, NET

Buildings, machinery and equipment, net consisted of the following:

	As of December 31,
	2007	2006

Buildings	$10,898,103	$1,464,129
Office equipment	3,908	3,656
Motor vehicles	117,901	93,460

Total cost	11,019,912	1,561,245
Less: Accumulated depreciation	(299,435)	(130,794)

	$10,720,477	$1,430,451

Depreciation expenses in aggregate for the years ended December 31, 2007 and 2006 were $153,268 and $73,660, respectively.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 8

OTHER PAYABLES AND ACCRUALS

Other payables and accruals consisted of the following:

	As of December 31,
	2007	2006

Accrued staff costs	$181,503	$54,869
Advance from customers	276,538	-
Other taxes payable	1,886	1,231
Other payables	16,702	28,477

	$476,629	$84,577

NOTE 9

DUE FROM (TO) RELATED PARTIES

Due from (to) related parties consisted of the following:

		As of December 31,
		2007	2006
Due (to) a shareholder of the Company:
- Ms. Lian Yun Han, CEO of the Company	(a)	$-	$(1,509,449)

Due from (to) related company:
- Heilonjiang Shuaiyi Technology Development Co., Ltd.	(b)	$(53)	$6,498
(“Shuaiyi Technology”)

(a) Ms. Han is the CEO and Chairman of the Company.

(b) Shuaiyi Technology and the Company are under common control and management.

The amounts due from or to related parties were non-interest bearing, unsecured and have no fixed term of repayment.

NOTE 10

SHORT TERM SECURRED BANK LOANS

Short-term bank loans consisted of the following:

	As of December 31,
	2007	2006
8.19% short-term bank loan granted by Commercial Bank of Harbin, Xinyang Branch, repaid on December 26, 2007, secured by a director’s property	$-	$192,093

	$-	$192,093

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 11

PAYABLE FOR INTANGIBLES

As described in Note 6, the Company purchased an exclusive right from an independent party for a secret process and method for a stated value of RMB30,000,000 payable over 5 years from the date of purchase.  The agreement provides that all payments by the Company for the secret process and method will be refundable if the secret process and method proves ineffective. Under APB21, “Interest on Receivables and Payables”, the payable for intangibles are stated without imputed interest as the noninterest factor fairly represents the warranty for performance.

The following table presents the amounts payable for the next five years and thereafter:

Year ending December 31,
2008	$821,400
2009	821,400
2010	821,400
2011 and thereafter	-

2,464,200
Less: Current portion	821,400
Non-current portion	$1,642,800

NOTE 12

PRC STATUTORY RESERVES

In accordance with the PRC laws, the Company’s PRC subsidiaries were required to transfer 10% of their profits after tax, as determined in accordance with accounting standards and regulations of the PRC, to the statutory surplus reserve and a percentage of not less than 5%, as determined by management, of the profits after tax to the public welfare fund. With the amendment of the PRC laws which became effective from January 1, 2006, enterprises in the PRC are no longer required to transfer any profit to the public welfare fund. Any balance of public welfare fund brought forward from December 31, 2005 was to be transferred to the statutory surplus reserve. The statutory surplus reserve is non-distributable.

NOTE 13

OTHER INCOME (EXPENSES)

	Year ended December 31,
	2007	2006

Interest income	$49,693	$18,217
Interest expenses	(19,135)	(3,681)
Service income	51,608	46,363
Other expense	(13)	-

	$82,153	$60,899

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 14

INCOME TAXES

The Company is subject to PRC income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which the entity operates, i.e. the PRC.  The statutory PRC Enterprise Income Tax rate (“EIT”) for the years ended December 31, 2007 and 2006 is generally 33%. However, one of the Companies’ subsidiaries, Daqing, being engaged in growing and sales of high-tech agricultural products – silage corn products is entitled to a preferential EIT treatment whereby Daqing is granted an EIT holiday for the two years ended December 31, 2007 and 2006 and a 50% reduction on the EIT rate for the three years ending December 31, 2008, 2009 and 2010.

The Company’s provision for income tax consisted of:

	Year ended December 31,
	2007	2006

Current – PRC	$85,243	$39,604
Deferred	-	-

	$85,243	$39,604

A reconciliation of the provision for income taxes determined at the local income tax to the Company’s effective income tax rate is as follows:

	Year ended December 31,
	2007	2006

Pre-tax income	$5,257,771	$1,703,354

United States statutory corporate income tax rate	35%	35%
Income tax computed at United States statutory corporate income tax rate	1,840,220	596,174
Reconciling items:
Impact of tax holiday of Daqing	(1,665,410)	(511,169)
Rate differential for PRC earnings	(105,155)	(34,067)
Non-deductible expenses and non-taxable income	15,588	(11,334)

Effective tax expense	$85,243	$39,604

On March 16, 2007, the PRC government promulgated a new tax law, China’s Unified Enterprise Income Tax Law (“New EIT Law”), which took effect from January 1, 2008. Under the New EIT Law, foreign-owned enterprises as well as domestic companies are subject to a uniform tax rate of 25%. The New EIT Law provides for a five-year transition period from its effective date for those enterprises which were established before the promulgation date of the New EIT Law and which were entitled to a preferential EIT treatment. Accordingly, Daqing will continue to be entitled to the 50% reduction on its EIT rate for the three years ending December 31, 2008, 2009 and 2010.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 15

RELATED PARTY TRANSACTIONS

Purchases

For the years ended December 31, 2007 and 2006, the purchases included $961,312 and $591,351, respectively that were made from Shuaiyi Technology (see Note 9), which is under common control as the Company.

Buildings, machinery and equipment

For the years ended December 31, 2007 and 2006, the Company acquired buildings of $9,332,932 and nil, respectively from Shuaiyi Technology (see Note 9), which is under common control as the Company.

NOTE 16

COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Company has entered into a tenancy agreement for the lease of exhibition hall for the purposes of the operation of Green & Specialty. The Company’s commitments for minimum lease payments under this operating lease for the next five years and thereafter as of December 31, 2007 are as follows:

Year ending December 31,
2008	$21,356
2009	21,356
2010	21,356
2011 and thereafter	-

$64,068

Rental expenses for the years ended December 31, 2007 and 2006 were $20,678 and $23,317, respectively, which comprised only minimum rentals under operating leases.

Contingencies

According to the prevailing laws and regulations of the PRC, the Company and its subsidiaries are required to cover its employees with medical, retirement and unemployment insurance programs. Management believes that due to the transient nature of its employees, they do not need to provide all employees with such social insurances, and have not paid the social insurances for all employees.

In the event that any current or former employee files a complaint with the PRC government, the Company and its subsidiaries may be subject to making up the social insurances as well as administrative fines. As the Company believes that these fines would not be material, no provision has been made in this regard.

NOTE 17

SUBSEQUENT EVENTS

On January 12, 2008, the remaining registered capital of RMB9,000,000 (equivalent to US$1,238,441) was paid up by the shareholders of New Energy by way of fixed assets in kind, which has been certified and approved by the relevant local government business bureau. After this capital injection, the paid up capital of New Energy increased from RMB51,000,000 (equivalent to US$6,396,187) to RMB60,000,000 (equivalent to US$7,634,628).

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 18

SEGMENT INFORMATION

The Company believes that during the years ended December 31, 2007 and 2006, the Group operated in two business segments identified by product, “Chinese Caterpillar Fungus” and “other green and specialty food products”.  The Chinese Caterpillar Fungus segment consists of the growing and sales of Chinese Caterpillar Fungus, which was conducted through the Company’s subsidiary, Daqing. The other agricultural products segment consists of the sales of rice, flour, etc, which were mainly conducted through the Company’s subsidiary, Green & Specialty.

Throughout the years ended December 31, 2007 and 2006, all of the Company’s operations were carried out in one geographical segment - China.

Year ended December 31, 2007	Chinese Caterpillar Fungus	Other green and specialty food products	Corporate unallocated	Consolidated

Segment revenue from external customers	$5,974,944	$3,219,645	$-	$9,194,589

Segment profit	$4,734,749	$523,792	$-	$5,258,541
Unallocated expenses				(770)
Income from operations before income taxes				$5,257,771

Segment assets	$15,873,699	$708,820	$610,569	$17,193,088
Total assets				$17,193,088

Other segment information:
Depreciation and amortization	$544,703	$1,087	$2,499	$548,289
Expenditure for segment assets	$8,977,053	$-	$-	$8,977,053

Year ended December 31, 2006	Chinese Caterpillar Fungus	Other green and specialty food products	Corporate unallocated	Consolidated

Segment revenue from external customers	$1,749,796	$2,569,183	$-	$4,318,979

Segment profit	$1,252,295	$463,046	$-	$1,715,341
Unallocated expenses				(11,987)
Income from operations before income taxes				$1,703,354

Segment assets	$8,942,346	$710,607	$3,500,293	$13,153,246
Total assets				$13,153,246

Other segment information:
Depreciation and amortization	$354,342	$964	$539	$355,845
Expenditure for segment assets	$3,806,143	$502	$-	$3,806,645

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD.

AND SUBSIDIARIES

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Page
Condensed Consolidated Balance Sheets as of September 30, 2008 (Unaudited) and December 31, 2007 (Audited)	1
Condensed Consolidated Statements of Income and Comprehensive Income for the three months and nine months ended September 30, 2008 and 2007 (Unaudited)	2
Condensed Consolidated Statement of Stockholders’ Equity for the nine months ended September 30, 2008 (Unaudited)	3
Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2008 and 2007 (Unaudited)	4
Notes to Condensed Consolidated Financial Statements (Unaudited)	5-18

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2008 AND DECEMBER 31, 2007

(AMOUNTS EXPRESSED IN US DOLLAR)

	September 30,	December 31,
	2008	2007
	Unaudited	Audited
A S S E T S

CURRENT ASSETS:
Cash and cash equivalents	$6,103,333	$2,148,348
Accounts receivable - trade, net	952,226	138,085
Inventories	997,745	649,372
Deposits, prepayments and other current assets	118,914	147,850
Due from the shareholder	8,166	-
Total current assets	8,180,384	3,083,655

OTHER ASSETS:
Intangible assets, net	3,301,358	3,388,956
Buildings, machinery and equipment, net	12,306,286	10,720,477

Total assets	$23,788,028	$17,193,088

L I A B I L I T I E S A N D S H A R E H O L D E R S' E Q U I T Y

CURRENT LIABILITIES:
Accounts payable – trade	$3,214	$29,777
Other payables and accruals	283,201	476,629
Payable for intangibles – Current portion	879,985	821,400
Taxes payable	263,628	75,420
Due to related party	6,765	53
Total current liabilities	1,436,793	1,403,279

NON-CURRENT LIABILITIES
Payable for intangibles, net of current portion	879,985	1,642,800

Total liabilities	2,316,778	3,046,079

COMMITMENTS AND CONTINGENCIES (Note 15)

SHAREHOLDERS' EQUITY:
Paid up capital	7,678,421	6,396,187
Capital reserves	86,863	86,863
Statutory reserves	693,028	693,028
Retained earnings	10,917,005	6,045,906
Accumulated other comprehensive income	2,095,933	925,025
Total shareholders' equity	21,471,250	14,147,009

Total liabilities and shareholders' equity	$23,788,028	$17,193,088

See accompanying notes to condensed consolidated financial statements

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND

COMPREHENSIVE INCOME (UNAUDITED)

FOR THE THREE MONTHS AND NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

 (AMOUNTS EXPRESSED IN US DOLLAR)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007

Revenue	$4,413,082	$1,890,714	$10,167,285	$6,493,871

Cost of goods sold	(1,346,285)	(740,342)	(3,579,138)	(2,453,389)

Gross profit	3,066,797	1,150,372	6,588,147	4,040,482

Selling expenses	(88,985)	(16,488)	(137,904)	(51,761)
General and administrative expenses	(258,361)	(106,571)	(826,754)	(263,773)

Income from operations	2,719,451	1,027,313	5,623,489	3,724,948

Other income (expenses):
Other income, net	-	11,487	3,864	31,702
Interest income	8,369	17,639	18,742	34,317
Interest expenses	-	(5,609)	-	(12,383)

Total other income	8,369	23,517	22,606	53,636

Income before income tax	2,727,820	1,050,830	5,646,095	3,778,584

Provision for income tax	(361,336)	(20,390)	(774,996)	(52,654)

Net income	2,366,484	1,030,440	4,871,099	3,725,930

Other comprehensive income:
Foreign currency translation adjustment	144,928	149,391	1,170,908	388,286

Comprehensive income	$2,511,412	$1,179,831	$6,042,007	$4,114,216

See accompanying notes to condensed consolidated financial statements

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME (UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(AMOUNTS EXPRESSED IN US DOLLAR)

					Accumulated
					other
	Paid-in	Capital	Statutory	Retained	comprehensive
	capital	reserves	Reserves	earnings	income	Totals

BALANCE, at December 31, 2007 (Audited)	$6,396,187	$86,863	$693,028	$6,045,906	$925,025	$14,147,009

Net income for the nine months ended September 30, 2008	-	-	-	4,871,099	-	4,871,099
Foreign currency translation adjustment	-	-	-	-	1,170,908	1,170,908
Total comprehensive income						6,042,007

Issuance of common stock	1,282,234	-	-	-	-	1,282,234

BALANCE, at September 30, 2008 (Unaudited)	$7,678,421	$86,863	$693,028	$10,917,005	$2,095,933	$21,471,250

See accompanying notes to condensed consolidated financial statements

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Nine Months Ended September 30,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,871,099	$3,725,930
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	840,337	355,825
Impairment losses on receivables	636	-
Impairment loss on inventories	5,567	-
Loss on disposal of fixed assets	123	-
(Increase) decrease in assets:
Accounts receivable, net	(784,792)	167,167
Deposits, prepayments and other current assets	38,355	48,327
Inventories	(300,116)	(168,409)
Due from related party	(7,963)	-
Increase (decrease) in liabilities:
Accounts payable	(27,974)	(37,130)
Other payables and accruals	(221,769)	182,152
Taxes payable	178,285	1,949
Net cash provided by operating activities	4,591,788	4,275,811

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of buildings, machinery and equipment	(31,689)	(2,018)
Purchase of intangible assets	(1,266)	-
Settlement of payable for intangibles	(858,111)	(785,330)
Net cash used in investing activities	(891,066)	(787,348)

CASH FLOWS FROM FINANCING ACTIVITIES:
Due to related party	6,541	(1,481,419)
Repayments of short-term bank loans	-	(2,676)
Net cash provided by (used in) financing activities	6,541	(1,484,095)

Foreign currency translation adjustment	247,722	324,753

INCREASE IN CASH AND CASH EQUIVALENTS	3,954,985	2,329,121
CASH AND CASH EQUIVALENTS, at the beginning of the period	2,148,348	7,317,905

CASH AND CASH EQUIVALENTS, at the end of the period	$6,103,333	$9,647,026

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Machinery acquired in exchange for the Company’s common stock	$1,282,234	$-

SUPPLEMENTAL DISCLOSURE INFORMATION
Interest paid	$-	$12,383
Income taxes paid	$650,999	$51,723

See accompanying notes to condensed consolidated financial statements

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 1

DESCRIPTION OF BUSINESS AND ORGANIZATION

Heilongjiang Shuaiyi New Energy Development Co., Ltd. (“New Energy”) is a limited liability company established on July 11, 2006 in the People’s Republic of China (the “PRC”), with a registered and paid up capital of RMB60,000,000 (equivalent to US$7,678,421), without shares, as of September 30, 2008.

During the nine months ended September 30, 2008, the Company increased its paid-in capital by RMB9,000,000 (equivalent to $1,282,234) in exchange for machinery acquired from the minority stockholders at fair value.

New Energy is principally engaged in the business of investment holding and through its subsidiaries, conducts the businesses of growing and sale of Chinese Caterpillar Fungus and sales of green and specialty food products. As of September 30, 2008, details of the subsidiaries of New Energy are as follows:

Subsidiaries’ names	Place of operation	Percentage of effective ownership	Principal activities

Daqing Shuaiyi Biomass Technology Co., Ltd. (“Daqing”)	The PRC	100%	Growing and sales of Chinese Caterpillar Fungus
Harbin Shuaiyi Green and Specialty Food Trading LLC. (“Green & Specialty”)	The PRC	100%	Sales of green and specialty food products

In September 2007, the Company and its subsidiaries underwent a restructuring exercise whereby New Energy has become the holding company of the group comprising New Energy, Daqing and Green & Specialty (together the “Company”), and former ultimate shareholders of Daqing and Green & Specialty have become the controlling shareholders of New Energy. This restructuring exercise has been accounted for as recapitalization of Daqing and Green & Specialty with no adjustment to the historical basis of the assets and liabilities of Daqing and Green & Specialty and the operations were consolidated as though the restructuring occurred as of the beginning of the first accounting period presented in these financial statements.  For the purpose of presenting the financial statements on a consistent basis, the condensed consolidated financial statements have been prepared as if New Energy had been in existence since the beginning of the earliest period presented and throughout the whole periods covered by these financial statements.

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Principle of consolidation

These condensed consolidated financial statements include the accounts of New Energy and its subsidiaries.  All significant inter-company balances or transactions have been eliminated on consolidation.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basis of preparation

These condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.  These condensed consolidated financial statements for the interim periods are unaudited. In the opinion of management, all adjustments and disclosures necessary for a fair presentation of these interim statements have been included. The results reported in these condensed consolidated financial statements are not necessarily indicative of the results that may be reported for the entire year. The accompanying condensed consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and do not include all information and footnotes necessary for a complete presentation of financial statements in conformity with accounting principles generally accepted in the United States. These condensed consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements for the year ended December 31, 2007.

Use of Estimates

The preparation of these condensed consolidated financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the related disclosure of contingent assets and liabilities at the balance sheet date of these condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances.  Accordingly, actual results may differ from these estimates under different assumptions or conditions.

Cash and Cash Equivalents

Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less.  Because of the short maturity of these investments, the carrying amounts approximate their fair value.  Restricted cash, if any, is excluded from cash and cash equivalents.

Accounts receivable

Accounts receivable is stated at cost, net of an allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses resulting from the failure of customers to make required payments. The Company reviews the accounts receivable on a periodic basis and makes allowances where there is doubt as to the collectibility of individual balances. In evaluating the collectibility of individual receivable balances, the Company considers many factors, including the age of the balance, the customer’s payment history, its current credit-worthiness and current economic trends.

Inventories
Inventories are stated at the lower of cost, determined on a weighted average basis, or market. Costs of inventories include purchase and related costs incurred in bringing the products to their present location and condition. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. Management will write down the inventories to market value if it is below cost. Management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if valuation allowance is required.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information or other appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop estimates of fair value. Consequently, the estimates are not necessarily indicative of the amounts that could be realized or would be paid in a current market exchange.

The Company’s financial instruments primarily consist of cash and cash equivalents, trade accounts receivable, other current assets; trade accounts payable, accrued expenses, short-term bank loans, other current liabilities, and due to related parties.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

Buildings, machinery and equipment

Buildings, machinery and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of buildings, machinery and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life
(In years)
Buildings	20-40
Machinery, motor vehicles	5-10
Office equipment	5

The carrying value of buildings, machinery and equipment is assessed annually and when factors indicating impairment is present, the carrying value of the fixed assets is reduced by the amount of the impairment. The Company determines the existence of such impairment by measuring the expected future cash flows (undiscounted and without interest charges) and comparing such amount to the net asset carrying value. An impairment loss, if exists, is measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Impairment of long-lived assets

The Company reviews and evaluates its long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. An impairment is considered to exist if the total estimated future cash flows on an undiscounted basis are less than the carrying amount of the assets, including goodwill, if any. An impairment loss is measured and recorded based on discounted estimated future cash flows. In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of future cash flows from other asset groups.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue recognition

Revenue is recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectibility is reasonably assured.

Sales revenue is recognized net of sales discounts and returns. Based on historical experience, management estimates that sales returns are immaterial and has not made allowance for estimated sales returns.

Income taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes".  SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

On January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This Interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures. The adoption of FIN 48 has not resulted in any material impact on the Company’s financial position or results.

Comprehensive income

SFAS No.130, “Reporting Comprehensive Income,” establishes standards for reporting and displaying comprehensive income and its components in the condensed consolidated financial statements. Accumulated other comprehensive income includes foreign currency translation adjustments.

Foreign currency

The Company uses the United States dollars (“US Dollar” or “US$” or “$”) for financial reporting purposes. The Company maintains books and records in its functional currency, Chinese Renminbi (“RMB”), being the primary currency of the economic environment in which its operations are conducted. In general, the Company translates its assets and liabilities into US dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Adjustments resulting from the translation of the Company’s financial statements are recorded as accumulated other comprehensive income.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign currency (continued)

The exchange rates used to translate amounts in RMB into US Dollars for the purposes of preparing the condensed consolidated financial statements were as follows:

	September 30, 2008	December 31, 2007
Balance sheet items, except for paid-in capital and retained earnings, as of the end of period	US$1:RMB 6.8183	US$1:RMB7.3046
	Three months ended September 30, 2008	Three months ended September 30, 2007
Amounts included in the statements of income, statements of stockholders’ equity and statements of cash flows for the period	US$1:RMB 6.8390	US$1:RMB 7.5635
	Nine months ended September 30, 2008	Nine months ended September 30, 2007
Amounts included in the statements of income, statements of stockholders’ equity and statements of cash flows for the period	US$1:RMB 6.9921	US$1:RMB 7.6401

Business segmentation

The Company follows SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information”, which requires that companies disclose segment data based on how management makes decision about allocating resources to segments and evaluating their performance.

The Company believes that during the three months and nine months period ended September 30, 2008 and 2007, it operated in two business segments – growing and sales of Chinese Caterpillar Fungus, which is highly demanded by the Chinese medicine and nutrition markets, and sales of green and specialty food products, respectively.  Throughout the three months and nine months period ended September 30, 2008 and 2007, all of the Company’s operations were carried out in one geographical segment - China.

Commitments and contingencies

The Company follows SFAS No. 5, “Accounting for Contingencies,” in determining its accruals and disclosures with respect to loss contingencies. Accordingly, estimated losses from loss contingencies are accrued by a charge to income when information available prior to issuance of the financial statements indicates that it is probable that a liability could be been incurred and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the loss contingency is made in the financial statements when it is at least reasonably possible that a material loss could be incurred.

Recent accounting pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for certain financial assets and liabilities on a contract-by-contract basis. Subsequent changes in fair value of these financial assets and liabilities would be recognized in earnings when they occur. SFAS No. 159 further establishes certain additional disclosure requirements. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007 (fiscal 2008 for the Company) where earlier adoption is permitted. Management is currently evaluating the impact, if any, and timing of the adoption of SFAS No. 159 on the Company’s financial statements.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements (continued)

In December, 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, and SFAS No. 160, “Accounting and Reporting of Noncontrolling interest in Consolidated Financial Statements, an amendment of ARB No. 51” (SFAS No. 160). These new standards will significantly change the financial accounting and reporting of business combination transactions and noncontrolling (or minority) interests in consolidated financial statements. SFAS No. 141(R) and SFAS No. 160 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, fiscal 2009 for the Company). The Company has not yet determined the effect, if any, that the adoption of SFAS 141(R) and 160 will have on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51” (“SFAS No. 160”), which establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, fiscal 2009 for the Company). Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133” (“SFAS No. 161”), which changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This statement will be effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 (that is, fiscal 2009 for the Company). Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). This Statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements (continued)

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60”. This Statement interprets Statement 60, “Accounting and Reporting by Insurance Enterprises” and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of this Statement. This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities.  This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008 (that is, fiscal 2009 for the Company), and all interim periods within those fiscal years. Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

NOTE 3

ACCOUNTS RECEIVABLE - TRADE, NET

Accounts receivable - trade consisted of the following:

	September 30, 2008	December 31, 2007
	Unaudited	Audited

Accounts receivable - trade	$952,731	$138,085
Less: Allowance for doubtful accounts	(505)	-

Accounts receivable - trade, net	$952,226	$138,085

NOTE 4

INVENTORIES

Inventories by major categories are summarized as follows:

	September 30, 2008	December 31, 2007
	Unaudited	Audited

Raw materials	$287,766	$108,701
Work in progress	692,999	517,494
Finished goods	22,689	23,177

	1,003,454	649,372
Less: Allowance for obsolete inventories	(5,709)	-

	$997,745	$649,372

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 5

DEPOSITS, PREPAYMENTS AND OTHER CURRENT ASSETS

Deposits, prepayments and other current assets consist of the following:

	September 30, 2008	December 31, 2007
	Unaudited	Audited

Other receivables	119,061	22,561
Trade deposits	-	125,289

	119,061	147,850
Less: Allowance for doubtful debts	(147)	-

	$118,914	$147,850

NOTE 6

INTANGIBLE ASSETS, NET

	September 30, 2008	December 31, 2007
	Unaudited	Audited

Computer software, cost	$1,456	$1,360
Exclusive right to use a secret process, cost	4,401,222	4,107,001
Less: Accumulated amortization	(1,101,320)	(719,405)

	$3,301,358	$3,388,956

In April 2006, the Company entered into an agreement to purchase from a third-party seller (the “Seller”) a ten-year exclusive right to use within China a secret process and method in the cultivation and growing of Chinese Caterpillar Fungus, which was originally developed by the Seller, for RMB30,000,000, payable in cash over five years. Under the agreement, the Company and the seller have entered into another agreement for the employment of the Seller as the Company’s technical consultant to assist the Company in the application of the secret process and method.

The exclusive right is amortized over its term of ten years using the straight-line method.

Amortization expenses for the nine months ended September 30, 2008 and 2007 were $322,388 and $294,499, respectively.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 7

BUILDINGS, MACHINERY AND EQUIPMENT, NET

Buildings, machinery and equipment, net consisted of the following:

	September 30, 2008	December 31, 2007
	Unaudited	Audited

Buildings	$11,675,386	$10,898,103
Office equipment	9,339	6,019
Machinery	1,418,493	64,525
Motor vehicles	54,921	51,265

Total cost	13,158,139	11,019,912
Less: Accumulated depreciation	(851,853)	(299,435)

Net book value	$12,306,286	$10,720,477

Depreciation expenses for the nine months ended September 30, 2008 and 2007 were $517,949 and $61,326, respectively.

NOTE 8

OTHER PAYABLES AND ACCRUALS

Other payables and accruals consisted of the following:

	September 30, 2008	December 31, 2007
	Unaudited	Audited

Accrued staff costs	$274,684	$181,503
Advance from customers	-	276,538
Other taxes payable	1,715	1,886
Other payables	6,802	16,702

	$283,201	$476,629

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 9

PAYABLE FOR INTANGIBLES

As described in Note 6, the Company purchased an exclusive right from an independent party for a secret process and method for a stated value of RMB30,000,000 payable over 5 years from the date of purchase.  The agreement provides that all payments by the Company for the secret process and method will be refundable if the secret process and method proves ineffective. Under APB21, “Interest on Receivables and Payables”, the payable for intangibles are stated without imputed interest as the noninterest factor fairly represents the warranty for performance.

The following table presents the amounts payable for the next five years and thereafter:

Year ending September 30,
2009	$879,985
2010	879,985
2011 and thereafter	-

1,759,970
Less: Current portion	(879,985)

Non-current portion	$879,985

NOTE 10

STATUTORY RESERVES

In accordance with the PRC laws, the Company’s PRC subsidiaries were required to transfer 10% of their profits after tax, as determined in accordance with accounting standards and regulations of the PRC, to the statutory surplus reserve and a percentage of not less than 5%, as determined by management, of the profits after tax to the public welfare fund. With the amendment of PRC laws which was effective from January 1, 2006, enterprises in the PRC were no longer required to transfer any profit to the public welfare fund. Any balance of public welfare fund brought forward from December 31, 2005 was to be transferred to the statutory surplus reserve. The statutory surplus reserve is non-distributable.

NOTE 11

OTHER INCOME (EXPENSES), NET

	For the Three Months		For the nine Months
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
	Unaudited	Unaudited	Unaudited	Unaudited

Service income	$-	$11,487	$171	$31,702
Gain on sales of scraps	-	-	1,548	-
Gain on write-back of payables	-	-	2,268	-
Loss on disposal of fixed assets	-	-	(123)	-

	$-	$11,487	$3,864	$31,702

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 12

INCOME TAXES

The PRC subsidiaries within the Company are subject to PRC income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which they operate, i.e. the PRC.  The statutory PRC Enterprise Income Tax rate (“EIT”) for the nine months ended September 30, 2008 and 2007 are 25% and 33%, respectively.  However, one of the Company’s subsidiaries, Daqing, being engaged in growing and sales of agricultural products is entitled to a preferential EIT treatment whereby Daqing is granted an EIT holiday for the two years ended December 31, 2007 and 2006 and a 50% reduction on the EIT rate for the three years ending December 31, 2008, 2009 and 2010.

The Company’s income tax consisted of:

	For the Three Months		For the nine Months
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
	Unaudited	Unaudited	Unaudited	Unaudited

Current – PRC	$361,336	$20,390	$774,996	$52,654
Deferred	-	-	-	-

	$361,336	$20,390	$774,996	$52,654

On March 16, 2007, the PRC government promulgated a new tax law, China’s Unified Enterprise Income Tax Law (“New EIT Law”), which took effect from January 1, 2008. Under the New EIT Law, foreign-owned enterprises as well as domestic companies are subject to a uniform tax rate of 25%. The New EIT Law provides for a five-year transition period from its effective date for those enterprises which were established before the promulgation date of the New EIT Law and which were entitled to a preferential EIT treatment. Accordingly, Daqing will continue to be entitled to the 50% reduction on its EIT rate for the three years ending December 31, 2008, 2009 and 2010.

NOTE 13

RELATED PARTY TRANSACTIONS

(a)

DUE FROM (TO) RELATED PARTIES

Due from (to) related parties consisted of the following:

		September 30, 2008	December 31, 2007
		Unaudited	Audited
Due from a shareholder of the Company:
- Ms. Lian Yun Han, CEO of the Company	(a)	$8,166	$-

Due to related company:
- Heilonjiang Shuaiyi Technology Development Co., Ltd.	(b)	$6,765	$53
(“Shuaiyi Technology”)

(a) Ms. Han is the CEO and Chairman of the Company.

(b) Shuaiyi Technology and the Company are under common control and management.

The amounts due from (to) related parties were non-interest bearing, unsecured and have no fixed term of repayment.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 13

RELATED PARTY TRANSACTIONS (CONTINUED)

(b)

PURCHASES

For the nine months ended September 30, 2008 and 2007, purchases included $1,156,869and $519,371, respectively that were made from Shuaiyi Technology, which is under common control as the Company.

(c)

LAND LEASE

The Company has entered into an agreement with Shuaiyi Technology for the lease of a parcel of land on which the Company’s facilities for growing and cultivation of Chinese Caterpillar Fungus situate for a period of twenty years commencing from January 1, 2008.  For the nine months ended September 30, 2008 and 2007, the Company paid rental expense of $6,597 and nil, respectively, to Shuaiyi Technology

NOTE 14

CONCENTRATION OF CREDIT RISK

As of September 30, 2008 and December 31, 2007, 100% of the Company’s cash included cash on hand and deposits in accounts being maintained within the PRC where there is currently no rule or regulation in place for obligatory insurance to cover bank deposits in the event of bank failure.  However, the Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

For the nine months ended September 30, 2008 and 2007, all of the Company’s sales arose in the PRC.  In addition, all accounts receivable as of September 30, 2008 and December 31, 2007 also arose in the PRC.

Except for two customers who accounted for 11% and 10% of the Company’s revenue for the nine months ended September 30, 2007, there was no other single customer who accounted for more than 10% of the Company’s revenue for either the nine months ended September 30, 2008 or 2007.

As of September 30, 2008, the largest five customers accounted for 17%, 16%, 13%, 12% and 12% of accounts receivable of the Company whereas as of December 31, 2007, the largest three customers accounted for 40%, 25% and 20% of accounts receivable of the Company. Except for the afore-said, there was no other single customer that accounted for more than 10% of the Company’s accounts receivables as of September 30, 2008 and December 31, 2007.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 15

COMMITMENTS AND CONTINGENCIES

Lease commitments

The Company has entered into tenancy agreements for the lease of exhibition hall and land with an unrelated party and a related company (see Note 13(c)), respectively, for the purposes of the operation of its subsidiaries. The Company’s commitments for minimum lease payments under these operating leases for the next five years and thereafter as of September 30, 2008 are as follows:

Year ending September 30,
2009	$31,899
2010	31,899
2011	14,740
2012	9,020
2013 and thereafter	142,063

Total	$229,621

Contingencies

According to the prevailing laws and regulations of the PRC, the Company and its subsidiaries are required to cover its employees with medical, retirement and unemployment insurance programs. Management believes that due to the transient nature of its employees, they do not need to provide all employees with such social insurances, and have not paid the social insurances for all employees.

In the event that any current or former employee files a complaint with the PRC government, the Company and its subsidiaries may be subject to making up the social insurances as well as administrative fines.  As the Company believes that these fines would not be material, no provision has been made in this regard.

HEILONGJIANG SHUAIYI NEW ENERGY DEVELOPMENT CO., LTD AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

NOTE 16

SEGMENT INFORMATION

The Company believes that during the nine months ended September 30, 2008 and 2007, the Company operated in two business segments identified by product, “Chinese Caterpillar Fungus” and “other green and specialty food products”.  The Chinese Caterpillar Fungus segment consists of the growing and sales of Chinese Caterpillar Fungus, which was conducted through the Company’s subsidiary, Daqing.  The other green and specialty food products segment consists of the sales of rice, flour and silage corn, etc, which were mainly conducted through the Company’s subsidiary, Green & Specialty.

Throughout the nine months ended September 30, 2008 and 2007, all of the Company’s operations were carried out in one geographical segment - China.

Nine months ended September 30, 2008	Chinese Caterpillar Fungus	Other green and specialty Food products	Corporate unallocated	Consolidated

Segment revenue from external customers	$6,985,060	$3,182,225	$-	$10,167,285

Segment profit	$5,145,129	$658,780	$(157,814)	$5,646,095
Income from operations before income taxes				$5,646,095

Segment assets	$21,467,946	$881,929	$1,438,153	$23,788,028
Total assets				$23,788,028

Other segment information:
Depreciation and amortization	$832,258	$5,708	$2,371	$840,337
Expenditure for segment assets	$884,338	$4,598	$2,130	$891,066

Nine months ended September 30, 2007	Chinese Caterpillar Fungus	Other green and specialty food products	Corporate unallocated	Consolidated

Segment revenue from external customers	$4,181,359	$2,312,512	$-	$6,493,871

Segment profit	$3,342,056	$434,375	$2,153	$3,778,584
Income from operations before income taxes				$3,778,584

Segment assets	$9,068,361	$809,114	$5,321,933	$15,199,408
Total assets				$15,199,408

Other segment information:
Depreciation and amortization	$349,621	$4,883	$1,321	$355,825
Expenditure for segment assets	$785,330	$-	$2,018	$787,348

New Zealand WAYNE’s  New Resources Development Co., Ltd.

Index to Unaudited Financial Statements

Page
Balance Sheet as of September 30, 2008	1
Statement of Income and Comprehensive Income for the period from March 13, 2008 (date of incorporation) to September 30, 2008	2
Statement of Stockholders’ Equity for the period from March 13, 2008 (date of incorporation) to September 30, 2008	3
Condensed Consolidated Statements of Cash Flows for the period from March 13, 2008 (date of incorporation) to September 30, 2008	4
Notes to Financial Statements	5-8

New Zealand WAYNE’s  New Resources Development Co., Ltd.

Balance Sheet as of September 30, 2008 (Unaudited)

(Amounts expressed in United States dollar)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$50,000

Total assets	$50,000

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Total liabilities	$-

SHAREHOLDER’ EQUITY
Common stock, $1 par, 50,000 shares authorized, issued and fully paid	50,000
Retained earnings	-

Total shareholders’ equity	50,000

Total liabilities and shareholders’ equity	$50,000

See accompanying notes to these financial statements

New Zealand WAYNE’s  New Resources Development Co., Ltd.

Statement of Income and Comprehensive Income (Unaudited)

For the Period from March 13, 2008 (Date of Incorporation) to September 30, 2008

and the Three-Month Period ended September 30, 2008

(Amounts expressed in United States dollar)

	Three-months period ended September 30, 2008	Period from March 13, 2008 (date of incorporation) to September 30, 2008

Revenue	$-	$-

Expenses	-	-

Income before income tax	-	-

Provision for income tax	-	-

Net income	-	-

Other comprehensive income	-	-

Comprehensive income	$-	$-

See accompanying notes to these financial statements

New Zealand WAYNE’s  New Resources Development Co., Ltd.

Statement of Stockholders’ Equity and Comprehensive Income (Unaudited)

For the Period from March 13, 2008 (Date of Incorporation) to September 30, 2008

(Amounts expressed in United States dollar)

	Common stock		Retained
	Shares	Amount	earnings	Totals

At incorporation	$-	$-	$-	$-

Issuance of common stock	50,000	50,000	-	50,000

BALANCE, September 30, 2008	$50,000	$50,000	$-	$50,000

See accompanying notes to these financial statements

New Zealand WAYNE’s  New Resources Development Co., Ltd.

Statement of Cash Flow (Unaudited)

For the Period from March 13, 2008 (Date of Incorporation) to September 30, 2008

(Amounts expressed in United States dollar)

CASH FLOWS FROM OPERATING ACTIVITIES	$-

CASH FLOWS FROM INVESTING ACTIVITIES	-

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	50,000

Net cash provided by financing activities	50,000

INCREASE IN CASH AND CASH EQUIVALENTS	50,000

CASH AND CASH EQUIVALENTS, at the end of the period	$50,000

SUPPLEMENTAL DISCLOSURE INFORMATION
Interest paid	$-
Income taxes paid	$-

See accompanying notes to these financial statements

New Zealand WAYNE’s  New Resources Development Co., Ltd.

Notes to Financial Statements (Unaudited)

For the Period from March 13, 2008 (Date of Incorporation) to September 30, 2008

NOTE 1

DESCRIPTION OF BUSINESS AND ORGANIZATION

New Zealand WAYNE’s New Resources Development Co., Ltd. (“the Company”) is a company incorporated on March 13, 2008 in the British Virgin Islands.

The Company had not commenced any business activities until it entered into an agreement on July 28, 2008 to acquire Heilongjiang Shuaiyi New Energy Development Co., Ltd., which is more fully disclosed in note 3.

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. In the opinion of management, all adjustments consisting of normal recurring accruals considered necessary in order to prepare the financial statements have been included. Results for the interim periods are not necessarily indicative of the results that may be expected for the year.

Use of Estimates

The preparation of these financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the related disclosure of contingent assets and liabilities at the date of these financial statements and the reported amounts of revenues and expenses during the reporting period.  The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances.  Accordingly, actual results may differ from these estimates under different assumptions or conditions.

Cash and Cash Equivalents

Cash and cash equivalents comprise cash in banks and on hand, demand deposits with banks and other financial institutions, and short-term, highly liquid investments which are readily convertible into known amounts of cash and which are subject to an insignificant risk of changes in value, having been within three months of maturity at acquisition. Restricted cash, if any, is excluded from cash and cash equivalents.

Financial instruments

Statement of Financial Accounting Standards No. 107 (SFAS 107), “Disclosures about Fair Value of Financial Instruments” requires disclosure of the fair value of financial instruments held by the Company. SFAS 107 defines the fair value of financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company considers the carrying amount of cash, accounts receivable, other receivables, accounts payable, accrued liabilities, other payables and line of credit to approximate their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest.

New Zealand WAYNE’s  New Resources Development Co., Ltd.

Notes to Financial Statements (Unaudited)

For the Period from March 13, 2008 (Date of Incorporation) to September 30, 2008

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue recognition

Revenue is recognized when the following four revenue criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the selling price is fixed or determinable, and collectibility is reasonably assured.

Income taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes".  SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

Commitments and contingencies

The Company follows SFAS No. 5, “Accounting for Contingencies,” in determining its accruals and disclosures with respect to loss contingencies. Accordingly, estimated losses from loss contingencies are accrued by a charge to income when information available prior to issuance of the financial statements indicates that it is probable that a liability could be been incurred and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the loss contingency is made in the financial statements when it is at least reasonably possible that a material loss could be incurred.

Recent accounting pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for certain financial assets and liabilities on a contract-by-contract basis. Subsequent changes in fair value of these financial assets and liabilities would be recognized in earnings when they occur. SFAS No. 159 further establishes certain additional disclosure requirements. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007 (fiscal 2008 for the Company) where earlier adoption is permitted. Management is currently evaluating the impact, if any, and timing of the adoption of SFAS No. 159 on the Company’s financial statements.

In December, 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, and SFAS No. 160, “Accounting and Reporting of Noncontrolling interest in Consolidated Financial Statements, an amendment of ARB No. 51” (SFAS No. 160). These new standards will significantly change the financial accounting and reporting of business combination transactions and noncontrolling (or minority) interests in consolidated financial statements. SFAS No. 141(R) and SFAS No. 160 are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, fiscal 2009 for the Company). The Company has not yet determined the effect, if any, that the adoption of SFAS 141(R) and 160 will have on its consolidated financial statements.

New Zealand WAYNE’s  New Resources Development Co., Ltd.

Notes to Financial Statements (Unaudited)

For the Period from March 13, 2008 (Date of Incorporation) to September 30, 2008

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements (continued)

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51” (“SFAS No. 160”), which establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, fiscal 2009 for the Company). Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133” (“SFAS No. 161”), which changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This statement will be effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 (that is, fiscal 2009 for the Company). Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). This Statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60”. This Statement interprets Statement 60, “Accounting and Reporting by Insurance Enterprises” and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of this Statement. This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities.  This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008 (that is, fiscal 2009 for the Company), and all interim periods within those fiscal years. Management does not expect that this Statement will have an effect on the Company’s consolidated financial statements.

New Zealand WAYNE’s  New Resources Development Co., Ltd.

Notes to Financial Statements (Unaudited)

For the Period from March 13, 2008 (Date of Incorporation) to September 30, 2008

NOTE 2

SUMMARIES OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements (continued)

In October 2008, the FASB issued FSP. FAS 157-3, “Determining the Fair Value of a Financial Asset in a Market That Is Not Active” (FSP 157-3), which clarifies the application of SFAS 157 when the market for a financial asset is inactive. Specifically, FSP 157-3 clarifies how (1) management’s internal assumptions should be considered in measuring fair value when observable data are not present, (2) observable market information from an inactive market should be taken into account, and (3) the use of broker quotes or pricing services should be considered in assessing the relevance of observable and unobservable data to measure fair value. The Company is currently evaluating the impact that adopting FAS 157-3 will have on its financial statements.

NOTE 3

SUBSEQUENT EVENTS

Pursuant to a restructuring plan intended to ensure compliance with regulatory requirements of the People’s Republic of China (“PRC”), the Company entered into an agreement to acquire Heilongjiang Shuaiyi New Energy Development Co., Ltd. (“Heilongjiang Shuaiyi”), which was approved by the relevant PRC government authority on October 23, 2008.  On November 24, 2008, Heilongjiang Shuaiyi obtained the Certificate of Approval for Establishment of Enterprises of Foreign Investment issued by Heilongjiang Provincial Government and a new business license was issued to Heilongjiang Shuaiyi on December 1, 2008.

As part of the restructuring plan, on September 12, 2008, each of Ms. Lianyu Han, the then controlling shareholder and chairman of board of directors of Heilongjiang Shuaiyi, and Heilongjiang Shuaiyi’s other individual shareholders (collectively “Shuaiyi Founders”) respectively entered into an earn-in agreement (“Earn-in Agreement”) with New Zealand WAYNE’s Investment Holdings Co., Ltd. (“Shareholder”), the Company’s sole shareholder.  Pursuant to the Earn-in Agreements, Shuaiyi Founders obtained the right and option to acquire controlling shares in Shareholder, subject to the satisfaction of four conditions set forth in the Earn-in Agreements.  The Earn-In Agreements will enable Shuaiyi Founders to regain ultimate legal ownership of Heilongjiang Shuaiyi.

Further on December 8, 2008, Heilongjiang Shuaiyi entered into separate loan agreement and promissory notes (“Notes”) with Shuaiyi Founders, pursuant to which, Shuaiyi Founders has agreed to lend to Heilongjiang Shuaiyi RMB60,000,000 (approximately $8.8 million) which amount equals to the consideration payable by the Company for the acquisition of Heilongjiang Shuaiyi in compliance with regulatory requirements of the PRC. The Notes bear no interest and are payable in successive equal yearly payments beginning on the tenth anniversary of the Notes, December 8, 2018, and within the first month of each year thereafter.  The final payment is due on January 1, 2028.

During and after this restructuring plan, Heilongjiang Shuaiyi has continued to be under the operating and management control of Shuaiyi Founders. In addition, Shuaiyi Founders continue to bear the residual risks and rewards relating to Heilongjiang Shuaiyi. As a result, this restructuring plan will be accounted for as recapitalization of Heilongjiang Shuaiyi with no adjustment to the historical basis of the assets and liabilities of Heilongjiang Shuaiyi, and the results of Heilongjiang Shuaiyi will be consolidated as if the restructuring plan had occurred as of the beginning of the first accounting period presented in the Company’s financial statements.

New Zealand WAYNE’s  New Resources Development Co., Ltd.

Notes to Financial Statements (Unaudited)

For the Period from March 13, 2008 (Date of Incorporation) to September 30, 2008

NOTE 3

SUBSEQUENT EVENTS (CONTINUED)

Heilongjiang Shuaiyi was established on July 11, 2006 under the laws of the PRC as a limited liability company.  Heilongjiang Shuaiyi has two wholly-owned subsidiaries, Daqing Shuaiyi Biomass Technology Co., Ltd. (“Daqing Shuaiyi”) and Harbin Shuaiyi Green and Specialty Food Trading LLC. (“Harbin Shuaiyi”). Daqing Shuaiyi engages in growing and sales of Chinese Caterpillar Fungus in the PRC whereas Harbin Shuaiyi engages in sales of green and specialty food products in the PRC.

The following unaudited pro forma information assumes the acquisition of Heilongjiang Shuaiyi occurred on the beginning of the period presented. The unaudited pro forma information has been prepared for illustrative purposes only and is not intended to be indicative of future results.

Nine months ended September 30, 2008

Pro forma adjusted total revenue	$10,167,285

Pro forma adjusted net income	$4,871,099

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of (i) the acquisition of New Resources by YzApp (“Share Exchange”) pursuant to the Share Exchange Agreement, and (ii) the acquisition of Heilongjiang Shuaiyi by New Resources (“Shuaiyi Acquisition”) in November 2008, on our historical financial position and our results of operations. The YzApp historical consolidated financial data for the year ended July 31, 2008 were derived from its audited consolidated financial statements incorporated by reference herein. The YzApp historical consolidated financial data for the three months ended October 31, 2008 were derived from its unaudited condensed consolidated financial statements incorporated by reference herein. The New Resources historical financial data were derived from its unaudited financial statements for the period ended September 30, 2008 included in this Current Report. The Heilongjiang Shuaiyi historical consolidated financial data for the year ended December 31, 2007 were derived from its audited consolidated financial statements included in this Current Report. The Heilongjiang Shuaiyi historical consolidated financial data for the nine months ended September 30, 2007 and 2008 were derived from its unaudited condensed consolidated financial statements included in this Current Report.

The fiscal year end of New Resources and Heilongjiang Shuaiyi is December 31, which is different from YzApp’s of July 31. The unaudited pro forma condensed combined annual statement of operations combines YzApp’s statement of operations for the year ended July 31, 2008 with New Resources and Heilongjiang Shuaiyi’s statements of operations for the year ended September 30, 2008. The Heilongjiang Shuaiyi’s condensed consolidated statement of operations for the year ended September 30, 2008 have been made up by adding its results for the 9-month interim period ended September 30, 2008 to its 2007 audited annual results and deducting the results for the comparable preceding interim period ended September 30, 2007. The unaudited pro forma condensed combined interim statement of operation combines YzApp’s statement of operations for the three months ended October 31, 2008 with New Resources and Heilongjiang Shuaiyi’s statements of operations for the three months ended September 30, 2008. The unaudited pro forma condensed combined balance sheet combines YzApp’s condensed consolidated balance sheet as of October 31, 2008 with New Resources and Heilongjiang Shuaiyi’s condensed consolidated balance sheets as of September 30, 2008.

The unaudited pro forma condensed combined annual and interim statements of operation assume that the Share Exchange and the Shuaiyi Acquisition had taken place as of the beginning of the financial periods presented. The unaudited pro forma condensed combined balance sheet assumes that the Share Exchange and the Shuaiyi Acquisition had taken place as of the balance sheet date.

The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Share Exchange or the Shuaiyi Acquisition occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical consolidated financial statements and related notes contained in the annual, quarterly and other reports filed by us with the SEC and included in this Current Report.

YzApp International Inc.
Pro Forma Condensed Combined Interim Statement of Operations

	Three months ended
	Oct 31, 2008	September 30, 2008
	Historical YzApp	Historical New Resources	Historical Heilongjiang Shuaiyi	New Resources and Heilongjiang Shuaiyi combined (1)	Pro forma adjustments (2)	Pro forma combined

Revenue	$-	$-	$4,413,082	$4,413,082		$4,413,082
Cost of goods sold	-	-	(1,346,285)	(1,346,285)		(1,346,285)

Gross profit	-	-	3,066,797	3,066,797		3,066,797
Selling expenses	-	-	(88,985)	(88,985)		(88,985)
General and administrative expenses	(23,169)	-	(258,361)	(258,361)		(281,530)

Income from operations	(23,169)	-	2,719,451	2,719,451		2,696,282
Foreign exchange gain	18,165	-	-	-		18,165
Gain on debt settlement	4,707	-	-	-		4,707
Interest expense	(905)	-	-	-		(905)
Interest income	-	-	8,369	8,369		8,369
Other income, net	-	-	-	-		-

Income before income tax	(1,202)	-	2,727,820	2,727,820		2,726,618
Provision for income tax	-	-	(361,336)	(361,336)		(361,336)

Net income	$(1,202)	$-	$2,366,484	$2,366,484		$2,365,282

EARNINGS PER SHARE
- Basic and diluted				$0.002	(6)	$0.002

Weighted average number of shares
- Basic and diluted				1,378,779,545	(7)	1,390,525,586

YzApp International Inc.
Pro Forma Condensed Combined Annual Statement of Operations

	Year ended
	July 31, 2008	September 30, 2008
	Historical YzApp	Historical New Resources	Historical Heilongjiang Shuaiyi	New Resources and Heilongjiang Shuaiyi combined (1)	Pro forma adjustments (2)	Pro forma combined
Revenue	$-	$-	$12,868,003	$12,868,003		$12,868,003
Cost of goods sold	-	-	(4,637,319)	(4,637,319)		(4,637,319)
	-	-
Gross profit	-	-	8,230,684	8,230,684		8,230,684
Selling expenses	-	-	(157,893)	(157,893)		(157,893)
General and administrative expenses	(44,004)	-	(998,632)	(998,632)		(1,042,636)
		-
Income from operations	(44,004)	-	7,074,159	7,074,159		7,030,155
Foreign exchange gain (loss)	(2,549)	-	-	-		(2,549)
Gain on debt settlement	-	-	-	-		-
Interest expense	(3,054)	-	(6,752)	(6,752)		(9,806)
Interest income	-	-	(15,575)	(15,575)		(15,575)
Other income, net	-	-	73,450	73,450		73,450
		-
Income (loss) before income tax	(49,607)	-	7,125,282	7,125,282		7,075,675
Provision for income tax	-	-	(807,585)	(807,585)		(807,585)

Net income (loss)	$(49,607)	$-	$6,317,697	$6,317,697		$6,268,090

EARNINGS PER SHARE
- Basic and diluted				$0.005	(6)	$0.005

Weighted average number of shares
- Basic and diluted				1,378,779,545	(7)	1,390,525,586

Heilongjiang Shuaiyi - Historical
	Year ended December 31, 2007	9 months ended September 30, 2007	9 months ended September 30, 2008	Year ended September 30, 2008
	<A>	<B>	   	<A> - <B> +

Revenue	$9,194,589	$6,493,871	$10,167,285	$12,868,003
Cost of goods sold	(3,511,570)	(2,453,389)	(3,579,138)	(4,637,319)

Gross profit	5,683,019	4,040,482	6,588,147	8,230,684
Selling expenses	(71,750)	(51,761)	(137,904)	(157,893)
General and administrative expenses	(435,651)	(263,773)	(826,754)	(998,632)

Income from operations	5,175,618	3,724,948	5,623,489	7,074,159
Foreign exchange gain (loss)	-	-	-	-
Gain on debt settlement	-	-	-	-
Interest expense	(19,135)	(12,383)	-	(6,752)
Interest income	-	34,317	18,742	(15,575)
Other income, net	101,288	31,702	3,864	73,450

Income (loss) before income tax	5,257,771	3,778,584	5,646,095	7,125,282
Provision for income tax	(85,243)	(52,654)	(774,996)	(807,585)

Net income (loss)	$5,172,528	$3,725,930	$4,871,099	$6,317,697

YzApp International Inc.
Pro Forma Condensed Combined Balance Sheet

	Historical
	Oct 31, 2008	September 30, 2008			Pro forma adjustments	Pro forma combined
	YzApp	New Resources	Heilongjiang Shuaiyi
			(1)		(2)
CURRENT ASSETS
Cash and cash equivalents	$159	$50,000	$6,103,333			$6,153,492
Accounts receivable, net	-	-	952,226			952,226
Inventories	-	-	997,745			997,745
Deposits, prepayment and other current assets	-	-	118,914			118,914
Due from shareholder	-	-	8,166			8,166

Total current assets	159	50,000	8,180,384			8,230,543
Intangible assets, net	-	-	3,301,358			3,301,358
Building, machinery and equipment, net	-	-	12,306,286			12,306,286

Total assets	$159	$50,000	$23,788,028			$23,838,187

CURRENT LIABILITIES
Accounts payable	$8,925	$-	$3,214			$12,139
Other payables and accruals	7,000	-	283,201			290,201
Loans payable	71,087	-	-			71,087
Payables for intangibles - current	-	-	879,985			879,985
Taxes payable	-	-	263,628			263,628
Due to related party	4,892	-	6,765			11,657
Current liabilities of discontinued operations	27,077	-	-			27,077

Total current liabilities	118,981	-	1,436,793			1,555,774
Payables for intangibles, net of current portion	-	-	879,985			879,985

Total liabilities	118,981	-	2,316,778			2,435,759

SHAREHOLDERS' EQUITY
Preferred stock	-	-	-	(4)	689	-
				(5)	(689)

Common stock	11,746	50,000	7,678,421	(3)	(7,678,421)	1,390,526
				(4)	(50,000)
				(5)	1,378,780

Additional paid-in capital	1,005,145	-	-	(3)	7,678,421	6,219,073
				(4)	(1,086,402)
				(5)	(1,378,090)
Capital reserves	-	-	86,863			86,863
Statutory reserves	-	-	693,028			693,028
Retained earnings	(1,076,575)	-	10,917,005	(4)	1,076,575	10,917,005
Accumulated other comprehensive income	(59,138)	-	2,095,933	(4)	59,138	2,095,933

Total shareholder' equity	(118,822)	50,000	21,471,250			21,402,428

Total liabilities and shareholders' equity	$159	$50,000	$23,788,028			$23,838,187

Notes to Unaudited Pro Forma Condensed Financial Statements

(1)

Pursuant to a restructuring plan intended to ensure compliance with regulatory requirements of the People’s Republic of China (“PRC”), New Resources entered into an agreement to acquire Heilongjiang Shuaiyi, which was approved by the relevant PRC government authority on October 23, 2008. On November 24, 2008, Heilongjiang Shuaiyi obtained the Certificate of Approval for Establishment of Enterprises of Foreign Investment issued by Heilongjiang Provincial Government and a new business license was issued to Heilongjiang Shuaiyi on December 1, 2008.

As part of the restructuring plan, on September 12, 2008, each of Ms. Lianyu Han, the then controlling shareholder and chairman of board of directors of Heilongjiang Shuaiyi, and Heilongjiang Shuaiyi’s other former individual shareholders (collectively “Shuaiyi Founders”) respectively entered into an earn-in agreement (“Earn-in Agreement”) with New Zealand WAYNE’s Investment Holdings Co., Ltd. (“Shareholder”), Heilongjiang Shuaiyi’s sole shareholder.  Pursuant to the Earn-in Agreements, Shuaiyi Founders obtained the right and option to acquire controlling shares in Shareholder, subject to the satisfaction of four conditions set forth in the Earn-in Agreements.  The Earn-In Agreements will enable Shuaiyi Founders to regain ultimate legal ownership of Heilongjiang Shuaiyi.

Further on December 8, 2008, Heilongjiang Shuaiyi entered into separate loan agreement and promissory notes (“Notes”) with Shuaiyi Founders, pursuant to which, Shuaiyi Founders has agreed to lend to Heilongjiang Shuaiyi RMB60,000,000 (approximately $8.8 million) which amount equals to the consideration payable by the Company for the acquisition of Heilongjiang Shuaiyi in compliance with regulatory requirements of the PRC. The Notes bear no interest and are payable in successive equal yearly payments beginning on the tenth anniversary of the Notes, December 8, 2018, and within the first month of each year thereafter.  The final payment is due on January 1, 2028.

During and after this restructuring plan, Heilongjiang Shuaiyi has continued to be under the operating and management control of Shuaiyi Founders. In addition, Shuaiyi Founders continue to bear the residual risks and rewards relating to Heilongjiang Shuaiyi. As a result, this restructuring plan is deemed to be recapitalization of Heilongjiang Shuaiyi with no adjustment to the historical basis of the assets and liabilities of Heilongjiang Shuaiyi, and the results of Heilongjiang Shuaiyi will be consolidated as if the restructuring plan had occurred as of the beginning of the first accounting period presented in New Resources’ consolidated financial statements.

(2)

Since the Shareholder has received majority voting rights in the combined entity resulting in a change of control and Heilongjiang Shuaiyi’s senior management have been appointed to represent the majority of senior management of the combined entity following the Share Exchange, the Share Exchange is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretation and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, New Resources (the legal acquiree) is considered the accounting acquirer and YzApp (the legal acquirer) is considered the accounting acquiree. For accounting purposes, New Resources is treated as the continuing reporting entity and the consolidated financial statements of the combined entity will be those of New Resources in substance, with the assets and liabilities, and results, of YzApp being included effective from the date of consummation of the Share Exchange. The reverse acquisition will be accounted for using the purchase method of accounting. The outstanding stock of YzApp prior to the Share Exchange will be accounted for at their net book value and no goodwill will be recognized.

(3)

Reflects the recapitalization of Heilongjiang Shuaiyi as described in note (1) above.

(4)

Reflects the issuance of 689,390 shares of preferred stock by YzApp in exchange for all the issued and outstanding stock of New Resources and the elimination of the pre-acquisition losses of YzApp (as accounting acquiree).

(5)

Reflects the conversion of the preferred stock issued in the Share Exchange into 1,378,779,545 shares of common stock on the basis of 1 for 2,000.

(6)

The historical earnings per share is computed based on the historical combined income of New Resources and Heilongjiang Shuaiyi, as New Resources is deemed to be the accounting acquirer.

(7)

The weighted average number of shares used for computing the historical earnings per share is based on the number of shares of common stock assuming conversion of the preferred stock issued in the Share Exchange.